Exhibit 99.3

FINANCIAL INFORMATION
SECOND QUARTER 2004

NOTES:
Refer to the 2003 Annual Report for definitions and methodologies. Line of business information is provided for analytical purposes and is based on management information systems, assumptions and methodologies that are under continual review.

Summary Earnings Information

	2004		2003			Change from
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1Q04		2Q03
						Amt	%	Amt	%
NET INCOME by LOB ($ millions)
Retail	$485	$482	$398	$392	$373	$3	1%	$112	30%
Commercial Banking	420	425	376	363	252	(5)	(1)	168	67
Card Services	389	319	347	285	279	70	22	110	39
Investment Management Group	110	133	105	91	76	(23)	(17)	34	45
Corporate	(285)	(127)	(633)	(257)	(133)	(158)	N/M	(152)	N/M

Income from continuing operations	1,119	1,232	593	874	847	(113)	(9)	272	32

Discontinued Operations
Income from discontinued operations	(5)	1	604	14	14	(6)	N/M	(19)	N/M
Applicable income taxes	(1)	—	219	5	5	(1)	N/M	(6)	N/M

Income from discontinued operations	(4)	1	385	9	9	(5)	N/M	(13)	N/M

Net Income	$1,115	$1,233	$978	$883	$856	$(118)	(10)	$259	30

Retail	43.3%	39.1%	67.1%	44.9%	44.0%	4.2%		(0.7)%
Commercial Banking	37.5	34.5	63.4	41.5	29.8	3.0		7.7
Card Services	34.8	25.9	58.5	32.6	32.9	8.9		1.9
Investment Management Group	9.8	10.8	17.7	10.4	9.0	(1.0)		0.8
Corporate	(25.4)	(10.3)	(106.7)	(29.4)	(15.7)	(15.1)		(9.7)

Income from continuing operations	100.0	100.0	100.0	100.0	100.0

CAPITAL RATIOS
Tier 1 capital	10.0%	10.2%	10.0%	9.8%	9.7%	(0.2)%		0.3%
Total capital	13.5	13.8	13.7	13.5	13.6	(0.3)		(0.1)
Leverage	8.5	8.1	8.8	8.4	8.7	0.4		(0.2)

COMMON STOCK DATA
Average shares outstanding (millions)
Basic shares	1,111	1,115	1,109	1,115	1,132	(4)	0%	(21)	(2)%
Diluted shares	1,128	1,135	1,122	1,124	1,140	(7)	(1)	(12)	(1)

Basic earnings per share
Income from continuing operations	$1.00	$1.11	$0.53	$0.78	$0.75	$(0.11)	(10)	$0.25	33
Income from discontinued operations	—	—	0.35	0.01	0.01	—	N/M	(0.01)	N/M

Net Income	$1.00	$1.11	$0.88	$0.79	$0.76	$(0.11)	(10)	$0.24	32

Diluted earnings per share
Income from continuing operations	$0.99	$1.09	$0.53	$0.78	$0.74	$(0.10)	(9)	$0.25	34
Income from discontinued operations	—	—	0.34	0.01	0.01	—	N/M	(0.01)	N/M

Net Income	$0.99	$1.09	$0.87	$0.79	$0.75	$(0.10)	(9)	$0.24	32

Cash dividends declared	0.45	0.45	0.25	0.25	0.21	0.00	—	0.24	N/M
Book value per share	21.67	21.86	20.92	20.05	19.70	(0.19)	(1)	1.97	10
Stock price, quarter-end	51.00	54.52	45.59	38.65	37.18	(3.52)	(6)	13.82	37

Headcount	70,993	71,039	71,196	71,240	72,323	(46)	—	(1,330)	(2)

Select Financial Information — Reported Basis

	2004		2003			Change from
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1Q04		2Q03
						Amt	%	Amt	%
INCOME STATEMENT DATA ($ millions)
Total revenue, net of interest expense	$4,392	$4,565	$4,113	$4,084	$4,072	$(173)	(4)%	$320	8%

Net interest income — fully taxable-equivalent (“FTE”) basis (1)	2,186	2,249	2,154	2,127	2,009	(63)	(3)	177	9
Noninterest income	2,251	2,361	2,004	1,998	2,102	(110)	(5)	149	7

Total revenue, net of interest expense (“FTE”)	4,437	4,610	4,158	4,125	4,111	(173)	(4)	326	8
Provision for credit losses	49	141	672	416	461	(92)	(65)	(412)	(89)
Noninterest expense	2,744	2,663	2,656	2,421	2,403	81	3	341	14

Income from continuing operations	1,119	1,232	593	874	847	(113)	(9)	272	32
Discontinued Operations
Income from discontinued operations	(5)	1	604	14	14	(6)	N/M	(19)	N/M
Applicable income taxes	(1)	—	219	5	5	(1)	N/M	(6)	N/M

Income from discontinued operations	(4)	1	385	9	9	(5)	N/M	(13)	N/M

Net Income	$1,115	$1,233	$978	$883	$856	$(118)	$(10)	$259	$30

BALANCE SHEET DATA — ENDING BALANCES ($ millions)
Loans	$135,034	$137,529	$138,147	$141,710	$144,583	(2,495)	(2)%	(9,549)	(7)
Total assets	299,303	319,590	326,563	290,473	299,999	(20,287)	(6)	(696)	—
Deposits	164,475	165,940	164,621	163,411	172,015	(1,465)	(1)	(7,540)	(4)
Long-term debt (2)	42,483	45,312	46,764	44,225	46,070	(2,829)	(6)	(3,587)	(8)
Common stockholders’ equity	24,156	24,598	23,419	22,411	22,257	(442)	(2)	1,899	9
Total stockholders’ equity	24,156	24,598	23,419	22,411	22,257	(442)	(2)	1,899	9

CREDIT QUALITY
Net charge-offs to average loans	0.65%	0.78%	3.11%	1.50%	1.35%	(0.13)%		(0.70)%
Total net charge-offs ($ millions)	$224	$272	$1,084	$540	$489	$(48)	(18)%	$(265)	(54)%
Allowance for loan losses to period-end loans	2.46	2.63	2.75	2.98	2.95	(0.17)		(0.49)
Allowance for credit losses to period end-loans (3)	2.86	3.03	3.14	3.34	3.35	(0.17)		(0.49)
Nonperforming assets to related assets (4)	1.15	1.42	1.73	2.06	2.28	(0.27)		(1.13)

FINANCIAL PERFORMANCE
Return on average assets	1.47%	1.56%	1.38%	1.23%	1.24%	(0.09)%		0.23%
Return on average common equity	18.7	20.5	16.8	15.8	15.3	(1.8)		3.4
Net interest margin	3.30	3.25	3.50	3.45	3.37	0.05		(0.07)
Efficiency ratio	61.8	57.8	63.9	58.7	58.5	4.0		3.3

NOTES:
(1)
Net interest income-FTE includes taxable equivalent adjustments of $45 million, $45 million, $45 million, $41 million, and $39 million for the quarters ended June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, and June 30, 2003, respectively. Net interest income is presented rather than gross interest income and gross interest expense because the Corporation relies primarily on net interest income to assess performance.

(2)	Includes trust preferred capital securities.

(3)
The allowance for credit losses includes the allowance for loan losses of $3,123 million, $3,323 million, $3,472 million, $3,907 million, and $3,962 million and reserve for unfunded lending commitments and standby letters of credit which is included in other liabilities of $508 million, $508 million, $490 million, $467 million, and $536 million, each for the periods ending June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, and June 30, 2003, respectively.

(4)	Related assets consist of loans outstanding, including loans held for sale and other real estate owned.

Select Financial Information — Managed Basis

	2004		2003			Change from
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1Q04		2Q03
						Amt	%	Amt	%
MANAGED FINANCIAL DATA ($ millions)
Total managed revenue, net of interest expense	$5,280	$5,433	$4,973	$4,857	$4,842	$(153)	(3)%	$438	9%

Managed net interest income — fully taxable-equivalent (“FTE”) basis (1)(2)	3,462	3,523	3,429	3,318	3,165	(61)	(2)	297	9
Managed noninterest income (2)	1,863	1,955	1,589	1,580	1,716	(92)	(5)	147	9

Total managed revenue, net of interest expense (“FTE”)	5,325	5,478	5,018	4,898	4,881	(153)	(3)	444	9
Managed provision for credit losses	937	1,009	1,532	1,189	1,230	(72)	(7)	(293)	(24)
Managed noninterest expense	2,744	2,663	2,656	2,421	2,403	81	3	341	14

Managed income from continuing operations	1,119	1,232	593	874	847	(113)	(9)	272	32
Discontinued Operations
Income from discontinued operations	(5)	1	604	14	14	(6)	N/M	(19)	N/M
Applicable income taxes	(1)	—	219	5	5	(1)	N/M	(6)	N/M

Income from discontinued operations	(4)	1	385	9	9	(5)	N/M	(13)	N/M

Managed income, net of expense before taxes	$1,115	$1,233	$978	$883	$856	$(118)	(10)	$259	30

Memo: Managed credit card revenue	617	494	613	556	525	123	25	92	18

MANAGED BALANCE SHEET DATA — ENDING BALANCES ($ millions)
Managed loans	$200,825	$199,283	$202,440	$201,758	$204,829	$1,542	1%	$(4,004)	(2)%
Managed total assets	334,917	353,859	363,663	327,236	335,831	(18,942)	(5)	(914)	—

MANAGED CREDIT QUALITY RATIOS
Managed net charge-offs to average loans	2.22%	2.27%	3.87%	2.60%	2.47%	(0.05)%		(0.25)%
Total managed net charge-offs ($ millions)	$1,112	$1,140	$1,944	$1,313	$1,258	$(28)	(2)	$(146)	(12)

FINANCIAL PERFORMANCE ON A MANAGED BASIS
Managed net interest margin	4.62%	4.50%	4.82%	4.68%	4.61%	0.12%		0.01%
Managed efficiency ratio	51.5	48.6	52.9	49.4	49.2	2.9		2.3

MANAGED CAPITAL RATIO
Managed tangible common equity/managed tangible assets	6.4%	6.2%	5.7%	6.0%	5.9%	0.2%		0.5%

NOTES:
The Corporation evaluates its Card Services line of business trends on a managed basis which assumes that securitized receivables are still on the balance sheet. The Corporation manages its Card Services operations on a managed basis because the receivables that are securitized are subject to underwriting standards comparable to the owned portfolio and are serviced by operating personnel without regard to ownership. The Corporation believes that investors should be informed, and often request information, about the credit performance of the entire managed portfolio in order to understand the quality of the Card Services originations and the related credit risks inherent in the owned portfolio and retained interests in securitizations. In addition, the Corporation funds its Card Services operations, reviews operating results and makes decisions about allocating resources, such as employees and capital on a managed basis. See “Loan Securitizations” on page 73 and Note 11, “Credit Card Securitizations,” of the December 31, 2003 Form 10-K for additional information related to the Corporation’s securitization activity.

(1)
Net interest income-FTE includes taxable equivalent adjustments of $45 million, $45 million, $45 million, $41 million, and $39 million for the quarters ended June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, and June 30, 2003, respectively. Net interest income is presented rather than gross interest income and gross interest expense because the Corporation relies primarily on net interest income to assess performance.

(2)	On a reported basis, income earned on securitized loans is reported in credit card revenue and income earned on seller’s interest is reported in net interest income.

Reconciliation of Consolidated Reported and Managed Data

	2004		2003
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr
INCOME STATEMENT DATA ($ millions)
Total revenue, net of interest expense
Reported data for the period	$4,392	$4,565	$4,113	$4,084	$4,072
Securitization adjustments	888	868	860	773	770

Total managed revenue, net of interest expense	5,280	5,433	4,973	4,857	4,842

Net interest income — FTE
Reported data for the period	2,186	2,249	2,154	2,127	2,009
Securitization adjustments	1,276	1,274	1,275	1,191	1,156

Managed net interest income — FTE	3,462	3,523	3,429	3,318	3,165

Noninterest income
Reported data for the period	2,251	2,361	2,004	1,998	2,102
Securitization adjustments	(388)	(406)	(415)	(418)	(386)

Managed noninterest income	1,863	1,955	1,589	1,580	1,716

Total revenue, net of interest expense — FTE
Reported data for the period	4,437	4,610	4,158	4,125	4,111
Securitization adjustments	888	868	860	773	770

Total managed revenue, net of interest expense — FTE	5,325	5,478	5,018	4,898	4,881

Provision for credit losses
Reported data for the period	49	141	672	416	461
Securitization adjustments	888	868	860	773	769

Managed provision for credit losses	937	1,009	1,532	1,189	1,230

Credit card revenue
Reported data for the period	1,005	900	1,028	974	911
Securitization adjustments	(388)	(406)	(415)	(418)	(386)

Managed credit card revenue	617	494	613	556	525

BALANCE SHEET — ENDING BALANCES ($ millions)
Loans
Reported	$135,034	$137,529	$138,147	$141,710	$144,583
Securitization adjustments	65,791	61,754	64,293	60,048	60,246

Managed loans	200,825	199,283	202,440	201,758	204,829

Total assets
Reported	299,303	319,590	326,563	290,473	299,999
Securitization adjustments	35,614	34,269	37,100	36,763	35,832

Managed total assets	334,917	353,859	363,663	327,236	335,831

Reconciliation of Consolidated Reported and Managed Data

	2004		2003
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr
BALANCE SHEET — AVERAGE BALANCES ($ millions)
Investment securities
Reported	$82,120	$84,350	$75,779	$71,738	$66,735
Securitization adjustments	(28,236)	(25,798)	(23,058)	(21,255)	(22,722)

Managed investment securities	53,884	58,552	52,721	50,483	44,013

Loans
Reported	136,932	138,652	139,741	144,162	144,635
Securitization adjustments	63,137	62,281	61,074	57,858	58,945

Managed loans	200,069	200,933	200,815	202,020	203,580

Other assets
Reported	42,138	42,697	41,089	43,090	41,452
Securitization adjustments	(945)	(854)	(705)	(574)	(559)

Managed other assets	41,193	41,843	40,384	42,516	40,893

Total assets
Reported	305,144	317,593	281,746	283,676	276,809
Securitization adjustments	33,956	35,629	37,311	36,029	35,664

Managed total assets	339,100	353,222	319,057	319,705	312,473

Other short-term borrowings
Reported	38,917	44,454	10,935	11,216	13,413
Securitization adjustments	33,956	35,629	37,311	36,029	35,664

Managed other short-term borrowings	72,873	80,083	48,246	47,245	49,077

Total liabilities and stockholders’ equity
Reported	305,144	317,593	281,746	283,676	276,809
Securitization adjustments	33,956	35,629	37,311	36,029	35,664

Managed total liabilities and equity	339,100	353,222	319,057	319,705	312,473

CREDIT QUALITY ($ millions)
Net charge-offs
Reported data for the period	224	272	1,084	540	489
Securitization adjustments	888	868	860	773	769

Managed net charge-offs	1,112	1,140	1,944	1,313	1,258

NOTES:
The Corporation evaluates its Card Services line of business trends on a managed basis which assumes that securitized receivables have not been sold and are still on the balance sheet. The Corporation manages its Card Services operations on a managed basis because the receivables that are securitized are subject to underwriting standards comparable to the owned portfolio and are serviced by operating personnel without regard to ownership. The Corporation believes that investors should be informed, and often request information, about the credit performance of the entire managed portfolio in order to understand the quality of the Card Services originations and the related credit risks inherent in the owned portfolio and retained interests in securitizations. In addition, the Corporation funds its Card Services operations, reviews operating results and makes decisions about allocating resources, such as employees and capital, on a managed basis. See “Loan Securitizations” on page 73 and Note 11, “Credit Card Securitizations,” of the December 31, 2003 Form 10-K for additional information related to the Corporation’s securitization activity.

Consolidated Statements of Income

	2004		2003			Change from
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1Q04		2Q03
						Amt	%	Amt	%
INCOME STATEMENT DATA ($ millions)
Net Interest Income
Interest income	$3,173	$3,297	$3,172	$3,172	$3,130	$(124)	(4)%	$43	1%
Interest expense	1,032	1,093	1,063	1,086	1,160	(61)	(6)	(128)	(11)

Total net interest income	2,141	2,204	2,109	2,086	1,970	(63)	(3)	171	9

Noninterest Income
Banking fees and commissions	452	486	456	441	458	(34)	(7)	(6)	(1)
Credit card revenue	1,005	900	1,028	974	911	105	12	94	10
Service charges on deposits	440	421	432	433	413	19	5	27	7
Fiduciary and investment management fees	182	192	171	164	161	(10)	(5)	21	13
Investment securities gains (losses)	(64)	129	(167)	68	152	(193)	N/M	(216)	N/M
Trading gains (losses)	96	56	23	23	(76)	40	71	172	N/M
Other income (loss)	140	177	61	(105)	83	(37)	(21)	57	69

Total noninterest income	2,251	2,361	2,004	1,998	2,102	(110)	(5)	149	7

Total revenue, net of interest expense	4,392	4,565	4,113	4,084	4,072	(173)	(4)	320	8

Provision for credit losses	49	141	672	416	461	(92)	(65)	(412)	(89)

Noninterest Expense
Salaries and employee benefits	1,303	1,280	1,186	1,193	1,213	23	2	90	7
Occupancy	169	178	174	175	166	(9)	(5)	3	2
Equipment	122	117	126	119	117	5	4	5	4
Outside service fees and processing	299	322	315	290	282	(23)	(7)	17	6
Marketing and development	319	290	263	253	215	29	10	104	48
Telecommunication	54	55	53	58	54	(1)	(2)	—	—
Other intangible amortization	34	33	39	34	32	1	3	2	6
Other expense	444	388	500	299	324	56	14	120	37

Total noninterest expense	2,744	2,663	2,656	2,421	2,403	81	3	341	14

Income from continuing operations	1,599	1,761	785	1,247	1,208	(162)	(9)	391	32
Applicable income taxes	480	529	192	373	361	(49)	(9)	119	33

Income from continuing operations, net of taxes	$1,119	$1,232	$593	$874	$847	$(113)	(9)%	$272	(32)%

Discontinued Operations
Income from discontinued operations	$(5)	$1	$604	$14	$14	$(6)	N/M	$(19)	N/M
Applicable income taxes	(1)	—	219	5	5	(1)	N/M	(6)	N/M

Income from discontinued operations, net of taxes	$(4)	$1	$385	$9	$9	$(5)	N/M	$(13)	N/M

Net Income	$1,115	$1,233	$978	$883	$856	$(118)	(10)%	$259	30%

Basic earnings per share
Income from continuing operations, net of taxes	$1.00	$1.11	$0.53	$0.78	$0.75	$(0.11)	(10)%	$0.25	33%
Income from discontinued operations, net of taxes	—	—	0.35	0.01	0.01	—	N/M	(0.01)	N/M

Net Income	$1.00	$1.11	$0.88	$0.79	$0.76	$(0.11)	(10)%	$0.24	32%

Diluted earnings per share
Income from continuing operations, net of taxes	$0.99	$1.09	$0.53	$0.78	$0.74	$(0.10)	(9)%	$0.25	34%
Income from discontinued operations, net of taxes	—	—	0.34	0.01	0.01	—	N/M	(0.01)	N/M

Net Income	$0.99	$1.09	$0.87	$0.79	$0.75	$(0.10)	(9)%	$0.24	32%

Average shares outstanding (millions)
Basic	1,111	1,115	1,109	1,115	1,132	(4)	0%	(21)	(2)%
Diluted	1,128	1,135	1,122	1,124	1,140	(7)	(1)	(12)	(1)

Consolidated Statement of Income — YTD — Reported Basis

	Six Months Ended
	2004	2003	Change
			Amt	%
INCOME STATEMENT DATA ($ millions)
Interest income	$6,470	$6,317	$153	2%
Interest expense	2,125	2,363	(238)	(10)

Total net interest income	4,345	3,954	391	10

Banking fees and commissions	938	898	40	4
Credit card revenue	1,905	1,762	143	8
Service charges on deposits	861	796	65	8
Fiduciary and investment management fees	374	321	53	17
Investment securities gains (losses)	65	221	(156)	(71)
Trading gains (losses)	152	(72)	224	N/M
Other income (loss)	317	135	182	N/M

Total noninterest income	4,612	4,061	551	14

Total revenue, net of interest expense	8,957	8,015	942	12

Provision for credit losses	190	957	(767)	(80)

Salaries and employee benefits	2,583	2,386	197	8
Occupancy	347	330	17	5
Equipment	239	228	11	5
Outside service fees and processing	621	548	73	13
Marketing and development	609	441	168	38
Telecommunication	109	102	7	7
Other intangible amortization	67	64	3	5
Other expense	832	601	231	38

Total noninterest expense	5,407	4,700	707	15

Income before income taxes	3,360	2,358	1,002	42
Applicable income taxes	1,009	700	309	44

Income from continuing operations	$2,351	$1,658	$693	42%

Discontinued Operations
Income from discontinued operations	$(4)	$25	$(29)	N/M
Applicable income taxes	(1)	9	(10)	N/M

Income from discontinued operations	$(3)	$16	$(19)	N/M

Net Income	$2,348	$1,674	$674	40%

Basic earnings per share
Income from continuing operations	$2.11	$1.45	$0.66	46%
Income from discontinued operations, net	—	0.01	(0.01)	N/M

Net Income	$2.11	$1.46	$0.65	45%

Diluted earnings per share
Income from continuing operations	$2.08	$1.44	$0.64	44%
Income from discontinued operations, net	—	0.01	(0.01)	N/M

Net Income	$2.08	$1.45	$0.63	43%

Average shares outstanding (millions)
Basic	1,113	1,142	(29)	(3)%
Diluted	1,131	1,150	(19)	(2)

Retail Line of Business Information

	2004		2003			Change from
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1Q04		2Q03
						Amt	%	Amt	%
INCOME STATEMENT DATA ($ millions)
Net interest income — FTE (1)	$1,178	$1,241	$1,121	$1,102	$1,077	$(63)	(5)%	$101	9%

Banking fees and commissions	168	189	158	170	175	(21)	(11)	(7)	(4)
Credit card revenue	65	56	52	53	59	9	16	6	10
Service charges on deposits	245	232	239	242	225	13	6	20	9
Other income	48	10	19	28	2	38	N/M	46	N/M

Total noninterest income	526	487	468	493	461	39	8	65	14

Total revenue, net of interest expense	1,704	1,728	1,589	1,595	1,538	(24)	(1)	166	11

Provision for credit losses	81	114	142	139	108	(33)	(29)	(27)	(25)

Salaries and employee benefits	413	404	374	390	407	9	2	6	1
Other expense	444	450	445	449	435	(6)	(1)	9	2

Total noninterest expense	857	854	819	839	842	3	—	15	2

Income before income taxes	766	760	628	617	588	6	1	178	30
Applicable income taxes	281	278	230	225	215	3	1	66	31

Net income	$485	$482	$398	$392	$373	$3	1%	$112	30%

FINANCIAL PERFORMANCE
Return on average common equity	41%	41%	33%	33%	31%	0%		10%
Efficiency ratio	50	49	52	53	55	1		(5)

Headcount	31,057	31,468	31,264	30,867	31,812	(411)	(1)	(755)	(2)

ENDING BALANCES ($ millions)
Small business commercial	$10,551	$10,387	$10,216	$10,122	$10,050	$164	2%	$501	5%
Home equity	29,142	27,685	26,432	25,252	23,863	1,457	5	5,279	22
Vehicle	13,087	13,548	13,571	13,841	13,873	(461)	(3)	(786)	(6)
Other personal loans	4,760	6,006	6,016	6,199	5,919	(1,246)	(21)	(1,159)	(20)

Total loans (2)	57,540	57,626	56,235	55,414	53,705	(86)	—	3,835	7

Assets	60,130	60,109	58,772	58,080	56,900	21	—	3,230	6

Demand deposits	31,651	31,509	30,587	29,642	29,280	142	—	2,371	8
Savings	43,822	42,893	41,093	40,581	40,066	929	2	3,756	9

Core deposits	75,473	74,402	71,680	70,223	69,346	1,071	1	6,127	9
Time	16,570	17,140	17,881	18,616	19,486	(570)	(3)	(2,916)	(15)

Total deposits	92,043	91,542	89,561	88,839	88,832	501	1	3,211	4

Equity	4,774	4,774	4,774	4,774	4,774	—	—	—	—

Retail Line of Business Information

	2004		2003			Change from
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1Q04		2Q03
						Amt	%	Amt	%
AVERAGE BALANCES ($ millions)
Small business commercial	$10,495	$10,347	$10,142	$10,126	$10,010	$148	1%	$485	5%
Home equity	28,366	26,957	25,790	24,499	22,807	1,409	5	5,559	24
Vehicle	13,371	13,606	13,672	13,962	13,989	(235)	(2)	(618)	(4)
Other personal loans	5,141	6,350	5,995	6,147	6,087	(1,209)	(19)	(946)	(16)

Total loans	57,373	57,260	55,599	54,734	52,893	113	—	4,480	8

Assets	59,939	59,725	58,087	57,467	56,261	214	—	3,678	7

Demand deposits	31,879	30,928	30,124	29,632	28,809	951	3	3,070	11
Savings	43,404	41,887	41,041	40,354	40,107	1,517	4	3,297	8

Core deposits	75,283	72,815	71,165	69,986	68,916	2,468	3	6,367	9
Time	16,799	17,506	18,260	18,985	20,095	(707)	(4)	(3,296)	(16)

Total deposits	92,082	90,321	89,425	88,971	89,011	1,761	2	3,071	3

Equity	4,774	4,774	4,774	4,774	4,774	—	—	—	—

CREDIT QUALITY ($ millions)
Net charge-offs
Small business commercial	$13	$9	$17	$14	$16	$4	44%	$(3)	(19)%
Home equity	19	20	24	47	27	(1)	(5)	(8)	(30)
Vehicle	35	53	67	56	46	(18)	(34)	(11)	(24)
Other personal loans	16	13	40	27	24	3	23	(8)	(33)

Total net charge-offs	83	95	148	144	113	(12)	(13)	(30)	(27)

Net charge-off ratios
Small business commercial	0.50%	0.35%	0.67%	0.55%	0.64%	0.15%		(0.14)%
Home equity	0.27	0.30	0.37	0.77	0.47	(0.03)		(0.20)
Vehicle	1.05	1.56	1.96	1.60	1.32	(0.51)		(0.27)
Other personal loans	1.24	0.82	2.67	1.76	1.58	0.42		(0.34)
Total net charge-off ratio	0.58	0.66	1.06	1.05	0.85	(0.08)		(0.27)

Nonperforming assets
Commercial	$226	$239	$250	$268	$255	$(13)	(5)%	$(29)	(11)%
Consumer	250	265	290	305	315	(15)	(6)	(65)	(21)

Total nonperforming loans (3)	476	504	540	573	570	(28)	(6)	(94)	(16)
Other, including other real estate owned (“OREO”)	46	57	77	117	218	(11)	(19)	(172)	(79)

Total nonperforming assets	522	561	617	690	788	(39)	(7)	(266)	(34)

Allowance for loan losses ($ millions)	688	690	677	683	688	(2)	—	—	—
Allowance for loan losses to period-end loans (2)	1.23%	1.26%	1.26%	1.29%	1.33%	(0.03)%		(0.10)%
Allowance for loan losses to nonperforming loans (3)	146	137	126	120	121	9		25
Nonperforming assets to related assets	0.91	0.97	1.10	1.24	1.46	(0.06)		(0.55)

Retail Line of Business Information

	2004		2003			Change from
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1Q04		2Q03
						Amt	%	Amt	%
DISTRIBUTION
Number of
Banking centers	1,866	1,845	1,841	1,810	1,803	21	1%	63	3%
ATMs	4,628	4,569	4,394	4,350	4,093	59	1	535	13
Relationship bankers	3,673	3,614	3,600	3,139	2,823	59	2	850	30
On-line customers (thousands)	2,918	2,693	2,436	2,184	1,922	225	8	996	52
Personal demand accounts (thousands)	5,063	4,908	4,773	4,684	4,541	155	3	522	11
Business demand accounts (thousands)	529	520	513	508	501	9	2	28	6
Debit cards issued (thousands)	5,627	5,447	5,216	5,104	4,946	180	3	681	14

RETAIL BROKERAGE ($ millions)
Mutual fund sales	$833	$896	$622	$671	$774	$(63)	(7)%	$59	8%
Annuity sales	937	821	864	895	759	116	14	178	23

Total investment sales volume	1,770	1,717	1,486	1,566	1,533	53	3	237	15

Market value customer assets — end of period ($ billions)	35.2	34.6	33.7	31.9	30.5	0.6	2	4.7	15

Number of customers — end of period (thousands)	738	734	721	707	694	4	1	44	6
Number of dedicated investment sales representatives	1,014	1,063	973	902	874	(49)	(5)	140	16

NOTES:
(1)
Net interest income-FTE includes taxable equivalent adjustments of $6 million, $6 million, $5 million, $6 million, and $6 million for the quarters ended June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, and June 30, 2003, respectively.

(2)
Loans includes loans held for sale of $1,562 million, $2,686 million, $2,496 million, $2,480 million, and $2,067 million, at June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, and June 30, 2003, respectively. These amounts are not included in allowance coverage statistics.

(3)
Nonperforming loans includes loans held for sale of $5 million, $2 million, $2 million, $2 million, and $2 million, at June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, and June 30, 2003, respectively. These amounts are not included in allowance coverage statistics.

Commercial Banking Line of Business Information

	2004		2003 (8)			Change from
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1Q04		2Q03
						Amt	%	Amt	%
INCOME STATEMENT DATA ($ millions)
Net interest income — FTE (1)	$557	$570	$586	$574	$571	$(13)	(2)%	$(14)	(2)%

Banking fees and commissions	173	182	185	198	234	(9)	(5)	(61)	(26)
Credit card revenue	33	31	28	27	27	2	6	6	22
Service charges on deposits	191	185	188	186	185	6	3	6	3
Fiduciary and investment management fees	—	1	1	—	(1)	(1)	N/M	1	N/M
Investment securities gains (losses)	25	7	6	31	(2)	18	N/M	27	N/M
Trading gains (losses)	71	53	32	30	(75)	18	34	146	N/M
Other income (loss)	(20)	(28)	—	(24)	(3)	8	29	(17)	N/M

Total noninterest income	473	431	440	448	365	42	10	108	30

Total revenue, net of interest expense	1,030	1,001	1,026	1,022	936	29	3	94	10

Provision for credit losses	(187)	(188)	(109)	(51)	10	1	1	(197)	N/M

Salaries and employee benefits (2)	326	314	325	297	295	12	4	31	10
Other expense (2)	319	291	302	286	306	28	10	13	4

Total noninterest expense	645	605	627	583	601	40	7	44	7

Income before income taxes	572	584	508	490	325	(12)	(2)	247	76
Applicable income taxes	152	159	132	127	73	(7)	(4)	79	N/M

Net Income	$420	$425	$376	$363	$252	$(5)	(1)%	$168	67%

Memo — Revenue by activity
Lending-related revenue	$461	$415	$471	$454	$434	$46	11%	$27	6%
Credit derivative hedge portfolio	(6)	8	(35)	(51)	(143)	(14)	N/M	137	96
Global treasury services	407	394	405	405	395	13	3	12	3
Capital markets (3)	178	202	202	234	253	(24)	(12)	(75)	(30)
Other	(10)	(18)	(17)	(20)	(3)	8	44	(7)	N/M

FINANCIAL PERFORMANCE
Return on average common equity	23%	23%	20%	19%	14%	0%		9%
Efficiency ratio	63	60	61	57	64	3		(1)
Efficiency ratio excluding credit derivative hedge portfolio	62	61	59	54	56	1		6

Headcount:
Corporate banking (including capital markets)	2,452	2,630	2,686	2,650	2,640	(178)	(7)%	(188)	(7)%
Middle market	2,423	2,426	2,507	2,551	2,491	(3)	—	(68)	(3)
Global treasury services (2)	2,689	2,795	3,313	3,234	3,239	(106)	(4)	(550)	(17)
Operations, technology and other administration	1,916	2,002	1,946	1,930	2,048	(86)	(4)	(132)	(6)

Total headcount	9,480	9,853	10,452	10,365	10,418	(373)	(4)	(938)	(9)

Commercial Banking Line of Business Information

	2004		2003 (8)			Change from
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1Q04		2Q03
						Amt	%	Amt	%
ENDING BALANCES ($ millions)
Loans (4)	$52,027	$52,661	$53,752	$54,493	$57,775	$(634)	(1)%	$(5,748)	(10)%
Interests in purchased receivables (5)	30,184	28,912	32,938	—	—	1,272	4	30,184	N/M
Investment securities (5)	9,804	10,884	10,035	3,806	2,815	(1,080)	(10)	6,989	N/M
Assets	113,972	126,501	137,289	103,265	109,147	(12,529)	(10)	4,825	4

Demand deposits	24,342	26,150	26,348	27,287	30,324	(1,808)	(7)	(5,982)	(20)
Savings	14,911	13,622	12,263	11,269	9,332	1,289	9	5,579	60
Time	835	843	922	1,024	9,110	(8)	(1)	(8,275)	(91)
Foreign offices	10,173	11,222	12,223	11,619	10,838	(1,049)	(9)	(665)	(6)

Total deposits	50,261	51,837	51,756	51,199	59,604	(1,576)	(3)	(9,343)	(16)

Short-term borrowings (5)	35,832	36,772	40,717	3,783	4,507	(940)	(3)	31,325	N/M

Equity	7,451	7,451	7,451	7,451	7,451	—	—	—	—

AVERAGE BALANCES ($ millions)
Loans	$52,763	$53,321	$53,634	$55,090	$58,046	$(558)	(1)%	$(5,283)	(9)%
Interests in purchased receivables (5)	28,982	31,145	358	—	—	(2,163)	(7)	28,982	N/M
Investment securities (5)	10,054	9,873	3,629	2,928	1,920	181	2	8,134	N/M
Assets	120,128	130,946	97,758	101,403	99,249	(10,818)	(8)	20,879	21

Demand deposits	24,551	24,973	24,846	25,929	24,402	(422)	(2)	149	1
Savings	14,645	12,982	11,669	10,983	10,005	1,663	13	4,640	46
Time	856	915	987	2,968	3,529	(59)	(6)	(2,673)	(76)
Foreign offices	10,819	11,445	10,737	10,413	10,443	(626)	(5)	376	4

Total deposits	50,871	50,315	48,239	50,293	48,379	556	1	2,492	5

Short-term borrowings (5)	35,673	39,036	4,433	3,490	3,888	(3,363)	(9)	31,785	N/M

Equity	7,451	7,451	7,451	7,451	7,451	—	—	—	—

CREDIT QUALITY ($ millions)
Net charge-offs (recoveries)	$(12)	$(8)	$66	$99	$105	$(4)	(50)%	$(117)	N/M
Net charge-off (recovery) ratio	(0.09)%	(0.06)%	0.49%	0.72%	0.72%	(0.03)%		(0.81)%

Nonperforming assets
Nonperforming loans (6)	$625	$820	$1,036	$1,387	$1,693	$(195)	(24)%	$(1,068)	(63)%
Other, including other real estate owned (“OREO”)	18	16	22	40	22	2	13	(4)	(18)

Total nonperforming assets	643	836	1,058	1,427	1,715	(193)	(23)	(1,072)	(63)

Allowance for loan losses
Allowance for loan losses	1,771	1,971	2,161	2,359	2,440	(200)	(10)	(669)	(27)
Allowance for loan losses to period-end loans (4)	3.41%	3.78%	4.06%	4.37%	4.25%	(0.37)%		(0.84)%
Allowance for loan losses to nonperforming loans (6)	288	240	209	170	145	48		143

Allowance for credit losses (7)
Allowance for credit losses	2,271	2,471	2,651	2,826	2,976	(200)	(8)	(705)	(24)
Allowance for credit losses to period-end loans (4)	4.37%	4.74%	4.98%	5.23%	5.18%	(0.37)%		(0.81)%
Allowance for credit losses to nonperforming loans (6)	369	301	257	204	176	68		193

Nonperforming assets to related assets	1.24	1.59	1.97	2.62	2.97	(0.35)		(1.73)

Commercial Banking Line of Business Information

	2004		2003 (8)			Change from
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1Q04		2Q03
						Amt	%	Amt	%
CORPORATE BANKING ($ millions)
Ending balances
Loans	$24,536	$25,835	$27,123	$27,375	$29,319	$(1,299)	(5)%	$(4,783)	(16)%
Interests in purchased receivables (5)	30,184	28,912	32,938	—	—	1,272	4	30,184	N/M
Investment securities (5)	9,759	10,839	10,007	3,769	2,774	(1,080)	(10)	6,985	N/M
Deposits	21,238	22,855	23,685	24,414	32,730	(1,617)	(7)	(11,492)	(35)
Short-term borrowings (5)	35,832	36,772	40,717	3,783	4,507	(940)	(3)	31,325	N/M

Average balances
Loans	25,662	26,756	27,043	27,544	29,222	(1,094)	(4)	(3,560)	(12)
Interests in purchased receivables (5)	28,982	31,145	358	—	—	(2,163)	(7)	28,982	N/M
Investment securities (5)	9,997	9,813	3,583	2,890	1,879	184	2	8,118	N/M
Deposits	22,471	22,913	22,849	25,221	24,251	(442)	(2)	(1,780)	(7)
Short-term borrowings (5)	35,673	39,036	4,433	3,490	3,888	(3,363)	(9)	31,785	N/M

Credit Quality
Net charge-offs (recoveries) ($ millions)	$(13)	$(19)	$28	$56	$63	$6	32%	$(76)	N/M
Net charge-off (recovery) ratio	(0.20)%	(0.28)%	0.41%	0.81%	0.86%	0.08%		(1.06)%
Nonperforming loans ($ millions)	$164	$236	$321	$526	$705	$(72)	(31)%	$(541)	(77)%
Nonperforming loans to total loans	0.67%	0.91%	1.18%	1.92%	2.40%	(0.24)%		(1.73)%

Syndications
Lead arranger deals
Volume ($ billions)	$15.8	$16.8	$14.4	$15.3	$15.9	$(1.0)	(6)%	$(0.1)	(1)%
Number of transactions	87	72	100	76	95	15	21	(8)	(8)
League table standing — rank	5	4	4	4	4	1		1
League table standing — market share	3%	9%	6%	7%	6%	(6)%		(3)%

MIDDLE MARKET BANKING ($ millions)
Loans
Ending balance	$27,491	$26,826	$26,629	$27,118	$28,456	$665	2%	$(965)	(3)%
Average balance	27,101	26,565	26,591	27,546	28,824	536	2	(1,723)	(6)

Deposits
Ending balance	29,023	28,982	28,071	26,785	26,874	41	—	2,149	8
Average balance	28,400	27,402	25,390	25,072	24,128	998	4	4,272	18

Credit Quality
Net charge-offs ($ millions)	$1	$11	$38	$43	$42	$(10)	(91)%	$(41)	(98)%
Net charge-off ratio	0.01%	0.17%	0.57%	0.62%	0.58%	(0.16)%		(0.57)%
Nonperforming loans ($ millions)	$461	$584	$715	$861	$988	$(123)	(21)%	$(527)	(53)%
Nonperforming loans to total loans	1.68%	2.18%	2.69%	3.18%	3.47%	(0.50)%		(1.79)%

NOTES:
(1)
Net interest income-FTE includes taxable equivalent adjustments of $31 million, $32 million, $30 million, $28 million, and $25 million for the quarters ended June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, and June 30, 2003, respectively.

(2)	Reflects the transfer of lock box operations to the Corporate line of business during the first quarter of 2004.

(3)	Capital markets includes trading income and underwriting, syndicated lending and advisory fees.

(4)
Loans includes loans held for sale of $60 million, $497 million, $544 million, $471 million, and $327 million, at June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, and June 30, 2003, respectively. These amounts are not included in allowance coverage statistics.

(5)	Impacted by the adoption of FIN No. 46.

(6)
Nonperforming loans includes loans held for sale of $9 million, $0, $3 million, $3 million, and $6 million, at June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, and June 30, 2003, respectively. These amounts are not included in allowance coverage statistics.

(7)
The allowance for credit losses includes the allowance for loan losses of $1,771 million, $1,971 million, $2,161 million, $2,359 million, and $2,440 million and reserve for unfunded lending commitments and standby letters of credit which is included in other liabilities of $500 million, $500 million, $490 million, $467 million, and $536 million, each for the periods ending June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, and June 30, 2003, respectively.

(8)	Prior period data has been adjusted for the transfer of community development activities from the Corporate line of business.

Card Services Line of Business Information — Reported Basis (1)

	2004		2003			Change from
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1Q04		2Q03
						Amt	%	Amt	%
INCOME STATEMENT DATA ($ millions)
Net interest income — FTE	$538	$483	$414	$414	$332	$55	11%	$206	62%

Banking fees and commissions	6	5	9	5	9	1	20	(3)	(33)
Credit card revenue	907	813	947	895	825	94	12	82	10
Other income (loss)	(12)	24	(24)	(12)	34	(36)	N/M	(46)	N/M

Total noninterest income	901	842	932	888	868	59	7	33	4

Total revenue, net of interest expense	1,439	1,325	1,346	1,302	1,200	114	9	239	20

Provision for credit losses	140	171	168	246	182	(31)	(18)	(42)	(23)

Salaries and employee benefits	166	167	158	157	156	(1)	(1)	10	6
Other expense	505	474	457	436	408	31	7	97	24

Total noninterest expense	671	641	615	593	564	30	5	107	19

Income before income taxes	628	513	563	463	454	115	22	174	38
Applicable income taxes	239	194	216	178	175	45	23	64	37

Net income	$389	$319	$347	$285	$279	$70	22%	$110	39%

Memo: Net securitization gains (amortization)	$(1)	$1	$(27)	$(13)	$17	$(2)	N/M	$(18)	N/M

FINANCIAL PERFORMANCE (2)
Return on average common equity	25%	20%	22%	18%	18%	5%		7%
Efficiency ratio	47	48	46	46	47	(1)		—

Headcount	11,455	10,591	10,374	10,366	10,751	864	8	704	7

ENDING BALANCES ($ millions)
Owned loans
Held in portfolio	$7,310	$7,069	$6,447	$6,449	$6,308	$241	3%	$1,002	16%
Held for sale (3)	4,406	5,395	5,588	7,729	7,782	(989)	(18)	(3,376)	(43)

Total owned loans	11,716	12,464	12,035	14,178	14,090	(748)	(6)	(2,374)	(17)
Seller’s interest and accrued interest receivable	30,177	27,485	27,193	23,285	24,414	2,692	10	5,763	24

Total receivables	41,893	39,949	39,228	37,463	38,504	1,944	5	3,389	9

Memo: Securitized loans	35,614	34,269	37,100	36,763	35,832	1,345	4	(218)	(1)

Assets	47,710	45,421	44,792	42,768	43,597	2,289	5	4,113	9

Equity	6,361	6,361	6,361	6,361	6,361	—	—	—	—

Card Services Line of Business Information — Reported Basis (1)

	2004		2003			Change from
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1Q04		2Q03
						Amt	%	Amt	%
AVERAGE BALANCES ($ millions)
Owned loans
Held in portfolio	$7,265	$6,757	$6,452	$6,440	$7,085	$508	8%	$180	3%
Held for sale (3)	5,245	5,596	7,064	10,001	7,005	(351)	(6)	(1,760)	(25)

Total owned loans	12,510	12,353	13,516	16,441	14,090	157	1	(1,580)	(11)
Seller’s interest and accrued interest receivable	29,181	26,652	23,763	21,829	23,281	2,529	9	5,900	25

Total receivables	41,691	39,005	37,279	38,270	37,371	2,686	7	4,320	12

Memo: Securitized loans	33,956	35,629	37,311	36,029	35,664	(1,673)	(5)	(1,708)	(5)

Assets	46,754	44,500	42,360	43,105	42,886	2,254	5	3,868	9

Equity	6,361	6,361	6,361	6,361	6,361	—	—	—	—

CREDIT QUALITY ($ millions)
Net charge-offs	$140	$131	$153	$211	$182	$9	7%	$(42)	(23)%

Net charge-off ratio (4)	4.48%	4.24%	4.62%	5.13%	5.17%	0.24%		(0.69)%

Delinquency ratios
30+ days	2.71	3.05	3.31	3.82	3.22	(0.34)		(0.51)
90+ days	1.27	1.46	1.55	1.78	1.49	(0.19)		(0.22)

Allowance for loan losses	$486	$486	$446	$431	$396	$—	0%	$90	23%
Allowance for loan losses to period-end loans held in portfolio	6.65%	6.88%	6.92%	6.68%	6.28%	(0.23)%		0.37%

OTHER DATA
Charge volume ($ billions)	$47.1	$42.0	$45.5	$42.8	$40.5	$5.1	12%	$6.6	16%
Net accounts opened (thousands) (5)	9,257	985	885	895	1,823	8,272	N/M	7,434	N/M
Credit cards issued (thousands)	60,813	51,775	50,839	51,500	52,073	9,038	17	8,740	17
Number of cardmemberservices.com customers (millions)	6.3	5.8	5.3	4.7	4.2	0.5	9	2.1	50

Paymentech, Inc.
Bank card volume ($ billions)	$48.4	$45.0	$46.1	$41.1	$39.0	$3.4	8%	$9.4	24%
Total transactions (millions)	2,055	1,957	1,967	1,770	1,697	98	5	358	21

NOTES:
(1)
On a reported basis, income earned on securitized loans is reported in credit card revenue and income earned on Seller’s Interest is reported in net interest income. On a managed basis, net interest income, noninterest income and provision for credit losses are reported in their respective income statement lines.

(2)	See Card Services line of business results on a managed basis in the financial supplement for financial performance ratios on a managed basis.

(3)	Held for sale amounts are not included in allowance coverage statistics.

(4)	Includes net charge-offs related to loans held for sale of $3 million for the quarter ended December 31, 2003, which is recorded in noninterest income.

(5)	Net accounts opened includes originations, purchases and sales.

Card Services Line of Business Information — Managed Basis (1)

	2004		2003			Change from
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1Q04		2Q03
						Amt	%	Amt	%
MANAGED FINANCIAL DATA ($ millions)
Managed net interest income — FTE	$1,814	$1,757	$1,689	$1,605	$1,488	$57	3%	$326	22%

Managed banking fees and commissions	6	5	9	5	9	1	20	(3)	(33)
Managed credit card revenue	519	407	532	477	438	112	28	81	18
Managed other income (loss)	(12)	24	(24)	(12)	34	(36)	N/M	(46)	N/M

Total managed noninterest income	513	436	517	470	481	77	18	32	7

Total managed revenue, net of interest expense	2,327	2,193	2,206	2,075	1,969	134	6	358	18

Managed provision for credit losses	1,028	1,039	1,028	1,019	951	(11)	(1)	77	8

Managed salaries and employee benefits	166	167	158	157	156	(1)	(1)	10	6
Managed other expense	505	474	457	436	408	31	7	97	24

Total managed noninterest expense	671	641	615	593	564	30	5	107	19

Managed income, net of expense, before taxes	$628	$513	$563	$463	$454	$115	22%	$174	38%

Memo: Net managed securitization gains (amortization)	$(1)	$1	$(27)	$(13)	$17	$(2)	N/M	$(18)	N/M

FINANCIAL PERFORMANCE ON A MANAGED BASIS:
Percentage of average managed outstandings
Managed net interest income — FTE	9.64%	9.47%	8.98%	8.57%	8.17%	0.17%		1.47%
Managed provision for credit losses	5.47	5.60	5.47	5.44	5.22	(0.13)		0.25
Managed noninterest income	2.74	2.35	2.75	2.51	2.64	0.39		0.10
Managed risk adjusted margin	6.91	6.22	6.26	5.64	5.59	0.69		1.32
Managed noninterest expense	3.57	3.46	3.27	3.17	3.10	0.11		0.47
Managed income, net of expense before taxes — FTE	3.34	2.76	2.99	2.47	2.49	0.58		0.85

Managed return on average common equity	25%	20%	22%	18%	18%	5%		7%
Managed efficiency ratio	29	29	28	29	29	—		—

Managed headcount	11,455	10,591	10,374	10,366	10,751	864	8	704	7

ENDING MANAGED BALANCES ($ millions)
Held in portfolio	$7,310	$7,069	$6,447	$6,449	$6,308	$241	3%	$1,002	16%
Held for sale (2)	4,406	5,395	5,588	7,729	7,782	(989)	(18)	(3,376)	(43)
Securitized	35,614	34,269	37,100	36,763	35,832	1,345	4	(218)	(1)
Seller’s interest and accrued interest receivable	30,177	27,485	27,193	23,285	24,414	2,692	10	5,763	24

Total managed loans	77,507	74,218	76,328	74,226	74,336	3,289	4	3,171	4

Managed assets	83,324	79,690	81,892	79,531	79,429	3,634	5	3,895	5

Managed equity	6,361	6,361	6,361	6,361	6,361	—	—	—	—

Card Services Line of Business Information — Managed Basis (1)

	2004		2003			Change from
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1Q04		2Q03
						Amt	%	Amt	%
AVERAGE MANAGED BALANCES ($ millions)
Held in portfolio	$7,265	$6,757	$6,452	$6,440	$7,085	$508	8%	$180	3%
Held for sale (2)	5,245	5,596	7,064	10,001	7,005	(351)	(6)	(1,760)	(25)
Securitized	33,956	35,629	37,311	36,029	35,664	(1,673)	(5)	(1,708)	(5)
Seller’s interest and accrued interest receivable	29,181	26,652	23,763	21,829	23,281	2,529	9	5,900	25

Total managed loans	75,647	74,634	74,590	74,299	73,035	1,013	1	2,612	4

Managed assets	80,710	80,129	79,671	79,134	78,550	581	1	2,160	3

Managed equity	6,361	6,361	6,361	6,361	6,361	—	—	—	—

MANAGED CREDIT QUALITY ($ millions)
Managed net charge-offs	$1,028	$999	$1,013	$984	$951	$29	3%	$77	8%

Annualized managed net charge-off ratio	5.44%	5.35%	5.43%	5.30%	5.21%	0.09%		0.23%
Managed 12 month lagged	5.63	5.45	5.71	5.77	5.77	0.18		(0.14)

Managed Delinquency ratios
30+ days	3.37	3.75	3.90	3.98	3.95	(0.38)		(0.58)
90+ days	1.60	1.82	1.85	1.85	1.85	(0.22)		(0.25)

Managed allowance for loan losses	$486	$486	$446	$431	$396	$—	0%	$90	23%
Managed allowance for loan losses to period-end loans held in portfolio	6.65%	6.88%	6.92%	6.68%	6.28%	(0.23)%		0.37%

REPORTED OTHER DATA
Charge volume ($ billions)	$47.1	$42.0	$45.5	$42.8	$40.5	$5.1	12%	$6.6	16%
Net accounts opened (thousands) (3)	9,257	985	885	895	1,823	8,272	N/M	7,434	N/M
Credit cards issued (thousands)	60,813	51,775	50,839	51,500	52,073	9,038	17	8,740	17
Number of cardmemberservices.com customers (millions)	6.3	5.8	5.3	4.7	4.2	0.5	9	2.1	50

Paymentech, Inc.
Bank card volume ($ billions)	$48.4	$45.0	$46.1	$41.1	$39.0	$3.4	8%	$9.4	24%
Total transactions (millions)	2,055	1,957	1,967	1,770	1,697	98	5	358	21

NOTES:
(1)
On a reported basis, income earned on securitized loans is reported in credit card revenue and income earned on Seller’s Interest is reported in net interest income. On a managed basis, net interest income, non-interest income and provision are reported in their respective income statement lines.

(2)	Held for sale amounts are not included in allowance coverage statistics.

(3)	Net accounts opened includes originations, purchases and sales.

Card Services — Reconciliation of Reported and Managed Data

	2004		2003
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr
INCOME STATEMENT DATA ($ millions)
Net interest income — FTE
Reported data for the period	$538	$483	$414	$414	$332
Securitization adjustments	1,276	1,274	1,275	1,191	1,156

Managed net interest income	1,814	1,757	1,689	1,605	1,488

Credit card revenue
Reported data for the period	$907	$813	$947	$895	$825
Securitization adjustments	(388)	(406)	(415)	(418)	(387)

Managed credit card revenue	519	407	532	477	438

Noninterest income
Reported data for the period	$901	$842	$932	$888	$868
Securitization adjustments	(388)	(406)	(415)	(418)	(387)

Managed noninterest income	513	436	517	470	481

Total revenue, net of interest expense
Reported data for the period	$1,439	$1,325	$1,346	$1,302	$1,200
Securitization adjustments	888	868	860	773	769

Total Managed revenue, net of interest expense	2,327	2,193	2,206	2,075	1,969

Provision for credit losses
Reported data for the period	$140	$171	$168	$246	$182
Securitization adjustments	888	868	860	773	769

Managed provision for credit losses	1,028	1,039	1,028	1,019	951

BALANCE SHEET — ENDING BALANCES ($ millions)
Owned loans
Held in portfolio	$7,310	$7,069	$6,447	$6,449	$6,308
Held for sale	4,406	5,395	5,588	7,729	7,782

Total owned loans	11,716	12,464	12,035	14,178	14,090
Seller’s interest and accrued interest receivable	30,177	27,485	27,193	23,285	24,414

Total on balance sheet loans	41,893	39,949	39,228	37,463	38,504
Securitized loans	35,614	34,269	37,100	36,763	35,832

Total managed loans	77,507	74,218	76,328	74,226	74,336

Total assets
Reported	$47,710	$45,421	$44,792	$42,768	$43,597
Securitization adjustments	35,614	34,269	37,100	36,763	35,832

Managed assets	83,324	79,690	81,892	79,531	79,429

Card Services — Reconciliation of Reported and Managed Data

	2004		2003
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr
BALANCE SHEET — AVERAGE BALANCES ($ millions)
Owned loans
Held in portfolio	$7,265	$6,757	$6,452	$6,440	$7,085
Held for sale	5,245	5,596	7,064	10,001	7,005

Total owned loans	12,510	12,353	13,516	16,441	14,090
Seller’s interest and accrued interest receivable	29,181	26,652	23,763	21,829	23,281

Total on balance sheet loans	41,691	39,005	37,279	38,270	37,371
Securitized loans	33,956	35,629	37,311	36,029	35,664

Total managed loans	75,647	74,634	74,590	74,299	73,035

Total assets
Reported	$46,754	$44,500	$42,360	$43,105	$42,886
Securitization adjustments	33,956	35,629	37,311	36,029	35,664

Managed assets	80,710	80,129	79,671	79,134	78,550

CREDIT QUALITY ($ millions)
Net charge-offs
Reported data for the period	$140	$131	$153	$211	$182
Securitization adjustments	888	868	860	773	769

Managed net charge-offs	1,028	999	1,013	984	951

NOTES:
The Corporation evaluates its Card Services line of business trends on a managed basis which assumes that securitized receivables are still on the balance sheet. The Corporation manages its Card Services operations on a managed basis because the receivables that are securitized are subject to underwriting standards comparable to the owned portfolio and are serviced by operating personnel without regard to ownership. The Corporation believes that investors should be informed, and often request information, about the credit performance of the entire managed portfolio in order to understand the quality of the Card Services originations and the related credit risks inherent in the owned portfolio and retained interests in securitizations. In addition, the Corporation funds its Card Services operations, reviews operating results and makes decisions about allocating resources, such as employees and capital, on a managed basis. See “Loan Securitizations” on page 73 and Note 11, “Credit Card Securitizations,” of the December 31, 2003 Form 10-K for additional information related to the Corporation’s securitization activity.

Investment Management Group Line of Business Information

	2004		2003			Change from
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1Q04		2Q03
						Amt	%	Amt	%
INCOME STATEMENT DATA ($ millions)
Net interest income — FTE	$168	$169	$162	$115	$90	$(1)	(1)%	$78	87%

Banking fees and commissions	119	124	119	88	70	(5)	(4)	49	70
Service charges on deposits	4	5	4	5	4	(1)	(20)	—	—
Fiduciary and investment management fees	176	185	162	156	154	(9)	(5)	22	14
Other income	25	29	29	8	2	(4)	(14)	23	N/M

Total noninterest income	324	343	314	257	230	(19)	(6)	94	41

Total revenue, net of interest expense	492	512	476	372	320	(20)	(4)	172	54

Provision for credit losses	—	(2)	—	4	6	2	N/M	(6)	N/M

Salaries and employee benefits	113	110	119	114	109	3	3	4	4
Other expense	205	193	191	110	84	12	6	121	N/M

Total noninterest expense	318	303	310	224	193	15	5	125	65

Income before income taxes	174	211	166	144	121	(37)	(18)	53	44
Applicable income taxes	64	78	61	53	45	(14)	(18)	19	42

Net Income	$110	$133	$105	$91	$76	$(23)	(17)%	$34	45%

FINANCIAL PERFORMANCE
Return on average common equity	28%	34%	27%	31%	32%	(6)%		(4)%
Efficiency ratio	65	59	65	60	60	6		5

Headcount	4,050	4,046	4,845	4,949	4,086	4	—	(36)	(1)

ENDING BALANCES ($ millions)
Commercial	$3,424	$3,348	$3,236	$3,153	$3,014	76	2	410	14
Consumer	4,476	4,258	4,144	4,002	3,565	$218	5	$911	26

Total Loans	7,900	7,606	7,380	7,155	6,579	294	4	1,321	20
Assets	16,077	16,256	15,839	15,656	8,163	(179)	(1)	7,914	97

Demand deposits	1,793	1,608	1,702	971	2,036	185	12	(243)	(12)
Savings	10,661	10,033	9,414	8,327	7,812	628	6	2,849	36
Time	557	592	597	621	655	(35)	(6)	(98)	(15)
Foreign offices	287	226	290	219	255	61	27	32	13

Total deposits	13,298	12,459	12,003	10,138	10,758	839	7	2,540	24

Insurance Policy and Claims Reserves	6,476	6,783	6,712	6,496	219	(307)	(5)	6,257	N/M

Equity	1,554	1,554	1,554	1,553	953	—	—	601	63

Investment Management Group Line of Business Information

	2004		2003			Change from
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1Q04		2Q03
						Amt	%	Amt	%
AVERAGE BALANCES ($ millions)
Commercial	$3,373	$3,283	$3,159	$2,996	$3,034	$90	3%	$339	11%
Consumer	4,326	4,118	4,070	3,669	3,556	208	5	770	22

Total Loans	7,699	7,401	7,229	6,665	6,590	298	4	1,109	17
Assets	15,878	15,567	15,669	10,700	8,263	311	2	7,615	92

Demand deposits	1,673	1,716	1,734	2,019	1,765	(43)	(3)	(92)	(5)
Savings	10,414	9,569	8,893	8,032	7,678	845	9	2,736	36
Time	574	586	611	633	692	(12)	(2)	(118)	(17)
Foreign offices	216	157	165	165	184	59	38	32	17

Total deposits	12,877	12,028	11,403	10,849	10,319	849	7	2,558	25

Insurance Policy and Claims Reserves	6,682	6,747	6,607	2,265	221	(65)	(1)	6,461	N/M

Equity	1,554	1,554	1,554	1,149	954	—	—	600	63

CREDIT QUALITY ($ millions)
Net charge-offs (recoveries)
Commercial	$(1)	$(2)	$(1)	$5	$4	$1	50%	$(5)	N/M
Consumer	1	—	1	(1)	2	1	N/M	(1)	(50)

Total net charge-offs (recoveries)	—	(2)	—	4	6	2	N/M	(6)	N/M

Net charge-off (recovery) ratios
Commercial	(0.12)%	(0.24)%	(0.13)%	0.67%	0.53%	0.12%		(0.65)%
Consumer	0.09	—	0.10	(0.11)	0.22	0.09		(0.13)
Total net charge-off (recovery) ratio	—	(0.11)	—	0.24	0.36	0.11		(0.36)

Nonperforming assets
Commercial	$23	$28	$32	$60	$67	$(5)	(18)%	$(44)	(66)%
Consumer	19	16	10	14	13	3	19	6	46

Total nonperforming loans	42	44	42	74	80	(2)	(5)	(38)	(48)
Other, including other real estate owned (“OREO”)	15	17	18	1	2	(2)	(12)	13	N/M

Total nonperforming assets	57	61	60	75	82	(4)	(7)	(25)	(30)

Allowance for loan losses	38	38	40	40	40	—	—	(2)	(5)
Allowance for loan losses to period-end loans	0.48%	0.50%	0.54%	0.56%	0.61%	(0.02)%		(0.13)%
Allowance for loan losses to nonperforming loans	90	86	95	54	50	4		40
Nonperforming assets to related assets	0.72	0.80	0.81	1.05	1.25	(0.08)		(0.53)

ASSETS UNDER MANAGEMENT
ENDING BALANCES ($ millions)
Mutual Funds	$102,073	$102,891	$105,489	$100,646	$102,494	$(818)	(1)%	$(421)	0%
Other	80,691	85,379	81,499	74,902	68,395	(4,688)	(5)	12,296	18

Total	182,764	188,270	186,988	175,548	170,889	(5,506)	(3)	11,875	7

By type
Money market	65,570	69,970	72,433	70,820	78,457	(4,400)	(6)	(12,887)	(16)
Equity	52,602	52,255	50,574	42,150	40,584	347	1	12,018	30
Fixed income	64,592	66,045	63,981	62,578	51,848	(1,453)	(2)	12,744	25

Total	182,764	188,270	186,988	175,548	170,889	(5,506)	(3)	11,875	7

Investment Management Group Line of Business Information

	2004		2003			Change from
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1Q04		2Q03
						Amt	%	Amt	%
By channel
Private client services	44,285	45,190	44,992	42,970	43,236	(905)	(2)	1,049	2
Retail brokerage	8,952	8,924	8,623	8,139	7,924	28	—	1,028	13
Institutional	94,646	100,077	97,568	95,856	89,891	(5,431)	(5)	4,755	5
Commercial cash sweep	6,303	6,581	8,134	8,581	7,949	(278)	(4)	(1,646)	(21)
Capital markets	3,827	3,917	3,631	2,935	3,049	(90)	(2)	778	26
External (1)	10,970	9,896	10,315	8,525	11,073	1,074	11	(103)	(1)
All other direct (2)	13,781	13,685	13,725	8,542	7,767	96	1	6,014	77

Total	182,764	188,270	186,988	175,548	170,889	(5,506)	(3)	11,875	7

MORNINGSTAR RANKINGS
% of customer assets in funds ranked 4 or better	53%	51%	48%	54%	53%	2%		0%
% of customer assets in funds ranked 3 or better	86	84	87	88	91	2		(5)

PRIVATE CLIENT SERVICES ($ millions)
Number of private client advisors	632	640	646	664	662	(8)	(1)	(30)	(5)
Number of private client offices	89	90	89	89	89	(1)	(1)	—	—

Total client assets — end of period (3)	$67,557	$68,271	$67,675	$64,307	$64,270	$(714)	(1)%	$3,287	5%

Ending balances
Loans	7,488	7,198	6,919	6,604	6,483	290	4	1,005	16
Deposits	13,031	12,322	11,747	10,548	10,071	709	6	2,960	29

Average balances
Loans	7,313	7,020	6,762	6,492	6,543	293	4	770	12
Deposits	12,659	11,744	10,976	10,125	9,752	915	8	2,907	30

INSURANCE GROUP ($ millions)
Consolidated gross insurance-related revenue (4)	$259	$257	$253	$160	$118	$2	1%	$141	N/M

Ending Balances
Invested assets	5,614	6,247	6,079	6,042	407	(633)	(10)	5,207	N/M
Policy loans	399	402	411	415	—	(3)	(1)	399	N/M

Policies in-force — direct / assumed (thousands) (5)	2,081	1,993	2,006	2,031	935	88	4	1,146	N/M

Insurance in-force — direct / assumed	239,160	235,815	231,533	228,076	12,514	3,345	1	226,646	N/M
Insurance in-force — retained	42,223	41,885	42,596	42,966	12,513	338	1	29,710	N/M
Insurance policy and claims reserves	6,476	6,783	6,712	6,496	219	(307)	(5)	6,257	N/M

A.M. Best rating (6)	A	A	A	A	—	—	—	—	—

NOTES:
(1)	Includes broker/dealers, trust companies and registered investment advisors that sell, or offer, One Group Funds.

(2)	One Group funds invested in other One Group funds and other mutual funds sub-advised.

(3)	Fiduciary, brokerage, and other related assets (managed and non-managed).

(4)	Includes insurance revenues recorded in other lines of business.

(5)	Prior period data has been adjusted to conform to current period presentation.

(6)	A.M. Best maintained A ratings with a stable outlook.

Corporate Line of Business Information

	2004		2003 (5)			Change from
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1Q04		2Q03
						Amt	%	Amt	%
INCOME STATEMENT DATA ($ millions)
Net interest income (expense) — FTE (1)	$(255)	$(214)	$(129)	$(78)	$(61)	$(41)	(19)%	$(194)	N/M

Banking fees and commissions	(14)	(14)	(15)	(20)	(30)	—	—	16	53
Credit card revenue	—	—	1	(1)	—	—	N/M	—	N/M
Service charges on deposits	—	(1)	1	—	(1)	1	N/M	1	N/M
Fiduciary and investment management fees	6	6	8	8	8	—	—	(2)	(25)
Investment securities gains (losses)	(89)	122	(173)	37	154	(211)	N/M	(243)	N/M
Trading gains (losses)	25	3	(9)	(7)	(1)	22	N/M	26	N/M
Other income (loss)	99	142	37	(105)	48	(43)	(30)	51	N/M

Total noninterest (loss) income	27	258	(150)	(88)	178	(231)	(90)	(151)	(85)

Total revenue, net of interest expense	(228)	44	(279)	(166)	117	(272)	N/M	(345)	N/M

Provision for credit losses	15	46	471	78	155	(31)	(67)	(140)	(90)

Salaries and employee benefits (2)	285	285	210	235	246	—	—	39	16
Other expense (income) (2)	(32)	(25)	75	(53)	(43)	(7)	(28)	11	25

Total noninterest expense	253	260	285	182	203	(7)	(3)	50	25

Loss before income tax benefit	(496)	(262)	(1,035)	(426)	(241)	(234)	(89)	(255)	N/M
Applicable income tax benefit	(211)	(135)	(402)	(169)	(108)	(76)	(56)	(103)	(95)

Income (Loss) from continuing operations, net of tax benefit	$(285)	(127)	(633)	(257)	(133)	$(158)	N/M	$(152)	N/M

Discontinued Operations
Income from discontinued operations	(5)	1	604	14	14	(6)	N/M	(19)	N/M
Applicable income taxes	(1)	—	219	5	5	(1)	N/M	(6)	N/M

Income from discontinued operations, net of taxes	$(4)	1	385	9	9	$(5)	N/M	$(13)	N/M
Net loss	$(289)	$(126)	$(248)	$(248)	$(124)	$(163)	N/M	$(165)	N/M

Headcount (2)	14,951	15,081	14,261	14,693	15,256	(130)	(1)%	(305)	(2)%

ENDING BALANCES ($ millions)
Loans (3)	$5,851	$7,172	$8,745	$10,470	$12,434	$(1,321)	(18)%	$(6,583)	(53)%

Assets	61,414	71,303	69,871	70,704	82,192	(9,889)	(14)	(20,778)	(25)
Memo
Treasury investments	25,587	40,362	39,281	40,545	45,258	(14,775)	(37)	(19,671)	(43)
Principal investments	2,960	2,914	3,213	2,912	2,600	46	2	360	14

Deposits	8,873	10,102	11,301	13,235	12,821	(1,229)	(12)	(3,948)	(31)

Equity	4,016	4,458	3,279	2,272	2,718	(442)	(10)	1,298	48

Corporate Line of Business Information

	2004		2003			Change from
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1Q04		2Q03
						Amt	%	Amt	%
AVERAGE BALANCES ($ millions)
Loans	$6,587	$8,317	$9,763	$11,232	$13,016	$(1,730)	(21)%	$(6,429)	(49)%

Assets	62,445	66,855	67,872	71,001	70,150	(4,410)	(7)	(7,705)	(11)

Deposits	9,080	10,333	11,053	12,321	12,598	(1,253)	(12)	(3,518)	(28)

Equity	3,871	4,027	2,977	2,477	2,922	(156)	(4)	949	32

CREDIT QUALITY ($ millions)
Net charge-offs	13	56	717	82	83	(43)	(77)	(70)	(84)

Nonperforming assets
Nonperforming loans (4)	287	433	582	673	719	(146)	(34)	(432)	(60)
Other, including other real estate owned (“OREO”)	49	66	78	56	3	(17)	(26)	46	N/M

Total nonperforming assets	336	499	660	729	722	(163)	(33)	(386)	(53)

Allowance for loan losses ($ millions)	140	138	148	394	398	2	1	(258)	(65)
Allowance for loan losses to period-end loans	3.64%	2.94%	2.76%	3.77%	3.21%	0.70%		0.43%
Allowance for loan losses to nonperforming loans (4)	73	55	43	59	56	18		17
Nonperforming assets to related assets	5.69	6.89	7.48	6.93	5.81	(1.20)		(0.12)

NOTES:

(1)
Net interest income-FTE includes taxable equivalent adjustments of $8 million, $7 million, $10 million, $7 million, and $9 million for the quarters ended June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, and June 30, 2003, respectively.

(2)	Reflects the transfer of certain technology and operations functions from Commercial Banking and Investment Management Group during the first quarter of 2004.

(3)
Loans include loans held for sale of $2,003 million, $2,479 million, $3,389 million, $17 million, and $18 million, at June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, and June 30, 2003, respectively. These amounts are not included in allowance coverage statistics.

(4)
Nonperforming loans include loans held for sale of $95 million, $181 million, $239 million, $5 million and $3 million at June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, and June 30, 2003, respectively. These amounts are not included in allowance coverage statistics.

(5)	Prior period data has been adjusted for the transfer of community development activities to the Commercial Banking line of business.

Consolidated Balance Sheets — Reported Basis

	2004		2003			Change from
	June 30	Mar 31	Dec 31	Sept 30	June 30	Mar 31, 2004		June 30, 2003
						Amt	%	Amt	%
ASSETS ($ millions)
Cash and due from banks	$14,669	$15,675	$17,089	$16,814	$19,529	$(1,006)	(6)%	$(4,860)	(25)%
Interest-bearing due from banks	7,310	4,780	3,093	3,486	5,909	2,530	53	1,401	24
Federal funds sold and securities purchased under resale agreements	12,163	10,129	15,551	13,786	21,639	2,034	20	(9,476)	(44)
Trading assets	3,132	8,721	11,584	13,626	11,478	(5,589)	(64)	(8,346)	(73)
Derivative product assets	5,105	5,464	5,208	5,603	5,343	(359)	(7)	(238)	(4)
Investment securities	73,097	86,884	84,951	76,145	75,177	(13,787)	(16)	(2,080)	(3)
Interests in purchased receivables	30,184	28,912	32,938	—	—	1,272	4	30,184	N/M
Loans (1)	135,034	137,529	138,147	141,710	144,583	(2,495)	(2)	(9,549)	(7)
Allowance for loan losses	(3,123)	(3,323)	(3,472)	(3,907)	(3,962)	200	6	839	21

Loans, net	131,911	134,206	134,675	137,803	140,621	(2,295)	(2)	(8,710)	(6)
Premises and equipment	3,174	3,061	2,960	2,731	2,605	113	4	569	22
Goodwill	2,057	2,061	2,061	2,005	1,893	(4)	—	164	9
Other intangible assets	697	717	758	804	777	(20)	(3)	(80)	(10)
Other assets	15,804	18,980	15,695	17,670	15,028	(3,176)	(17)	776	5

Total assets	$299,303	$319,590	$326,563	$290,473	$299,999	$(20,287)	(6)%	$(696)	0%

LIABILITIES ($ millions)
Deposits:
Demand	$21,495	$23,710	$24,485	$25,191	$34,361	$(2,215)	(9)%	$(12,866)	(37)%
Savings	107,056	103,671	99,175	96,170	95,221	3,385	3	11,835	12
Time	21,226	22,054	22,942	24,263	25,977	(828)	(4)	(4,751)	(18)
Foreign offices	14,698	16,505	18,019	17,787	16,456	(1,807)	(11)	(1,758)	(11)

Total deposits	164,475	165,940	164,621	163,411	172,015	(1,465)	(1)	(7,540)	(4)
Federal funds purchased and securities sold under repurchase agreements	7,256	14,803	20,573	24,464	25,382	(7,547)	(51)	(18,126)	(71)
Other short-term borrowings	38,317	41,042	47,740	11,098	13,526	(2,725)	(7)	24,791	N/M
Long-term debt	42,483	45,312	46,764	44,225	46,070	(2,829)	(6)	(3,587)	(8)
Insurance policy and claims reserves	6,476	6,783	6,713	6,496	219	(307)	(5)	6,257	N/M
Derivative product liabilities	3,782	4,244	4,050	4,688	4,188	(462)	(11)	(406)	(10)
Other liabilities	12,358	16,868	12,683	13,680	16,342	(4,510)	(27)	(3,984)	(24)

Total liabilities	275,147	294,992	303,144	268,062	277,742	(19,845)	(7)	(2,595)	(1)

STOCKHOLDERS’ EQUITY ($ millions)
Common stock	$12	$12	$12	$12	$12	$—	0%	$—	0%
Surplus	10,533	10,518	10,290	10,254	10,240	15	—	293	3
Retained earnings	16,850	16,242	15,514	14,816	14,213	608	4	2,637	19
Accumulated other adjustments to stockholders’ equity	(192)	340	127	(75)	(76)	(532)	N/M	(116)	N/M
Deferred compensation	(277)	(332)	(189)	(220)	(245)	55	17	(32)	(13)
Treasury stock	(2,770)	(2,182)	(2,335)	(2,376)	(1,887)	(588)	(27)	(883)	(47)

Total stockholders’ equity	24,156	24,598	23,419	22,411	22,257	(442)	(2)	1,899	9

Total liabilities and stockholders’ equity	$299,303	$319,590	$326,563	$290,473	$299,999	$(20,287)	(6)%	$(696)	0%

Common Shares — period-end (millions)
Issued	1,181	1,181	1,181	1,181	1,181	—	—	—	—
Treasury shares	66	56	61	63	51	10	18	15	29

Outstanding	1,115	1,125	1,120	1,118	1,130	(10)	(1)	(15)	(1)

NOTES:
(1)
Loans include loans held for sale of $8.0 billion, $11.1 billion, $12.0 billion, $10.7 billion, and $10.2 billion, at June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, and June 30, 2003, respectively. These amounts are not included in allowance coverage ratios.

Credit Quality Statistics — Reported Basis

	2004		2003			Change from
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1Q04		2Q03
						Amt	%	Amt	%
($ millions)
Provision for credit losses	$49	$141	$672	$416	$461	$(92)	(65)%	$(412)	(89)%

Gross charge-offs	328	385	1,206	642	618	(57)	(15)	(290)	(47)
Recoveries	104	113	122	102	129	(9)	(8)	(25)	(19)

Total net charge-offs	224	272	1,084	540	489	(48)	(18)	(265)	(54)

Net charge-offs (recoveries)
Retail	83	95	148	144	113	(12)	(13)	(30)	(27)
Commercial Banking
Corporate Banking	(13)	(19)	28	56	63	6	32	(76)	N/M
Middle Market Banking	1	11	38	43	42	(10)	(91)	(41)	(98)

Total Commercial Banking	(12)	(8)	66	99	105	(4)	(50)	(117)	N/M
Card Services	140	131	153	211	182	9	7	(42)	(23)
Investment Management Group	—	(2)	—	4	6	2	N/M	(6)	N/M
Corporate	13	56	717	82	83	(43)	(77)	(70)	(84)

Total net charge-offs	224	272	1,084	540	489	(48)	(18)	(265)	(54)

Memo: Card Services — Managed Basis	1,028	999	1,013	984	951	29	3	77	8

Net charge-off (recovery) ratios
Retail	0.58%	0.66%	1.06%	1.05%	0.85%	(0.08)%		(0.27)%
Commercial Banking:
Corporate Banking	(0.20)	(0.28)	0.41	0.81	0.86	0.08		(1.06)
Middle Market Banking	0.01	0.17	0.57	0.62	0.58	(0.16)		(0.57)
Total Commercial Banking	(0.09)	(0.06)	0.49	0.72	0.72	(0.03)		(0.81)
Card Services	4.48	4.24	4.62	5.13	5.17	0.24		(0.69)
Investment Management Group	—	(0.11)	—	0.24	0.36	0.11		(0.36)
Corporate	0.79	2.69	29.38	2.92	2.55	(1.90)		(1.76)
Total net charge-off (recovery) ratio	0.65	0.78	3.11	1.50	1.35	(0.13)		(0.70)

Memo: Card Services — Managed Basis	5.44	5.35	5.43	5.30	5.21	0.09		0.23

Allowance for loan losses — period-end	$3,123	$3,323	$3,472	$3,907	$3,962	$(200)	(6)%	$(839)	(21)%
Allowance for credit losses — period-end (2)	3,631	3,831	3,962	4,374	4,498	(200)	(5)	(867)	(19)

Credit Quality Statistics — Reported Basis

	2004		2003			Change from
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1Q04		2Q03
						Amt	%	Amt	%
($ millions)
Nonperforming assets — period-end
Nonperforming loans
Retail	$476	$504	$540	$573	$570	(28)	(6)	(94)	(16)
Commercial Banking
Corporate Banking	164	236	321	526	705	(72)	(31)	(541)	(77)
Middle Market Banking	461	584	715	861	988	(123)	(21)	(527)	(53)

Total Commercial Banking	625	820	1,036	1,387	1,693	(195)	(24)	(1,068)	(63)
Investment Management Group	42	44	42	74	80	(2)	(5)	(38)	(48)
Corporate	287	433	582	673	719	(146)	(34)	(432)	(60)

Total nonperforming loans (1)	1,430	1,801	2,200	2,707	3,062	(371)	(21)	(1,632)	(53)
Other, including other real estate owned	128	156	195	214	245	(28)	(18)	(117)	(48)

Total nonperforming assets	$1,558	$1,957	$2,395	$2,921	$3,307	$(399)	(20)%	$(1,749)	(53)%

Nonperforming assets to related assets	1.15%	1.42%	1.73%	2.06%	2.28%	(0.27)%		(1.13)%
Allowance for loan losses to period-end loans	2.46	2.63	2.75	2.98	2.95	(0.17)		(0.49)
Allowance for loan losses to nonperforming loans (1)	236	205	178	145	130	31		106
Allowance for credit losses to period-end loans (2)	2.86	3.03	3.14	3.34	3.35	(0.17)		(0.49)
Allowance for credit losses to nonperforming loans (1) (2)	275	237	203	162	147	38		128

Credit card delinquency rate
Reported Basis
30+ days	2.71	3.05	3.31	3.82	3.22	(0.34)		(0.51)
90+ days	1.27	1.46	1.55	1.78	1.49	(0.19)		(0.22)
Managed Basis
30+ days	3.37	3.75	3.90	3.98	3.95	(0.38)		(0.58)
90+ days	1.60	1.82	1.85	1.85	1.85	(0.22)		(0.25)

COMMERCIAL LOAN SALES ($ millions)
Loans sold and loans transferred to loans
held for sale
Nonperforming loans	$—	$55	$36	$132	$28	$(55)	N/M	$(28)	N/M
Other loans with credit related losses	18	59	241	121	217	(41)	(69)	(199)	(92)
Other loans	460	128	105	4	41	332	N/M	419	N/M

Total	$478	$242	$382	$257	$286	$236	98%	$192	67%

Impact of sales, transfers to loans held for sale
and valuation adjustments on held for sale
Charge-offs on loans sold and transferred to held
for sale: (3) (4)
Nonperforming loans	$—	$7	$3	$22	$1	$(7)	N/M	$(1)	N/M
Other loans with credit related losses	—	1	6	11	21	(1)	N/M	(21)	N/M

Total charge-offs to allowance	—	8	9	33	22	(8)	N/M	(22)	N/M
(Gains) on loans sold and held for sale	(12)	(14)	(34)	(25)	(14)	2	14	2	14

Total	$(12)	$(6)	$(25)	$8	$8	$(6)	N/M	$(20)	N/M

NOTES:
(1)
Nonperforming loans include loans held for sale of $109 million, $183 million, $244 million, $10 million, and $11 million at June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, and June 30, 2003, respectively. These amounts are not included in allowance coverage statistics.

(2)
The allowance for credit losses includes the allowance for loan losses of $3,123 million, $3,323 million, $3,472 million, $3,907 million, and $3,962 million and reserve for unfunded lending commitments and standby letters of credit which is included in other liabilities of $508 million, $508 million, $490 million, $467 million, and $536 million, at June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, and June 30, 2003, respectively.

(3)	These charge-offs are included in Commercial Banking net charge-offs.

(4)	When loans are reclassified to loans held for sale appropriate charge-offs are recorded. Subsequent write-downs in market value on loans held for sale are reflected in other income / loss.

Capital and Intangible Assets

	2004		2003			Change from
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1Q04		2Q03
						Amt	%	Amt	%
SELECTED CAPITAL RATIOS
Regulatory risk-based capital
Tier 1 capital	$25,593	$25,462	$24,499	$23,708	$23,721	$131	(1)%	$1,872	8%
Tier 2 capital	8,910	8,954	9,135	9,180	9,316	(44)	—	(406)	(4)

Total capital	$34,503	$34,416	$33,634	$32,888	$33,037	$87	0%	$1,466	4%

Total risk-weighted assets	$255,385	$249,247	$245,441	$243,130	$243,779	$6,138	2%	$11,606	5%

Risk-based capital ratios
Tier 1	10.0%	10.2%	10.0%	9.8%	9.7%	(0.2)%		0.3%
Total	13.5	13.8	13.7	13.5	13.6	(0.3)		(0.1)
Leverage ratio	8.5	8.1	8.8	8.4	8.7	0.4		(0.2)

INTANGIBLE ASSETS ($ millions)
Goodwill	$2,057	$2,061	$2,061	$2,005	$1,893	$(4)	0%	$164	9%
Other nonqualifying intangibles	262	281	290	302	303	(19)	(7)	(41)	(14)

Subtotal	2,319	2,342	2,351	2,307	2,196	(23)	(1)	123	6
Qualifying intangibles	435	436	468	502	474	(1)	—	(39)	(8)

Total intangibles	$2,754	$2,778	$2,819	$2,809	$2,670	$(24)	(1)%	$84	3%

Average Balance Sheets, Yields & Rates — Reported Basis

	2004		2003			Change from
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1Q04		2Q03
						Amt	%	Amt	%
AVERAGE BALANCE SHEET ($ millions)
Assets
Short-term investments	$11,994	$14,008	$16,316	$17,029	$17,775	$(2,014)	(14)%	$(5,781)	(33)%
Trading assets	6,236	10,187	12,139	11,669	10,211	(3,951)	(39)	(3,975)	(39)
Investment securities
U.S. government and federal agency	32,991	37,483	35,817	36,937	33,356	(4,492)	(12)	(365)	(1)
States and political subdivisions	972	1,311	1,300	1,278	1,237	(339)	(26)	(265)	(21)
Other	48,157	45,556	38,662	33,523	32,142	2,601	6	16,015	50

Total investment securities	82,120	84,350	75,779	71,738	66,735	(2,230)	(3)	15,385	23
Interests in purchased receivables (1)	28,982	31,145	358	—	—	(2,163)	(7)	28,982	N/M
Loans (2)	136,932	138,652	139,741	144,162	144,635	(1,720)	(1)	(7,703)	(5)

Total earning assets	266,264	278,342	244,333	244,598	239,356	(12,078)	(4)	26,908	11
Allowance for loan losses	(3,258)	(3,446)	(3,676)	(4,012)	(3,999)	188	5	741	19
Other assets — nonearning	42,138	42,697	41,089	43,090	41,452	(559)	(1)	686	2

Total assets	$305,144	$317,593	$281,746	$283,676	$276,809	$(12,449)	(4)%	$28,335	10%

Liabilities and Stockholders’ Equity
Deposits — interest-bearing (3)
Savings	$11,211	$10,732	$10,483	$10,453	$10,260	$479	4%	$951	9%
Money market	72,689	69,419	66,925	64,728	62,881	3,270	5	9,808	16
Time	21,602	22,467	23,471	25,014	27,104	(865)	(4)	(5,502)	(20)
Foreign offices (4)	14,947	16,328	16,085	16,244	15,985	(1,381)	(8)	(1,038)	(6)

Total deposits — interest-bearing	120,449	118,946	116,964	116,439	116,230	1,503	1	4,219	4
Federal funds purchased and securities sold under repurchase agreements	11,209	16,914	21,491	23,003	20,383	(5,705)	(34)	(9,174)	(45)
Other short-term borrowings (1)	38,917	44,454	10,935	11,216	13,413	(5,537)	(12)	25,504	N/M
Long-term debt (5)	43,975	46,285	44,313	45,248	45,014	(2,310)	(5)	(1,039)	(2)

Total interest-bearing liabilities	214,550	226,599	193,703	195,906	195,040	(12,049)	(5)	19,510	10
Noninterest-bearing deposits	44,461	44,051	43,156	45,995	44,077	410	1	384	1
Other liabilities	22,122	22,776	21,770	19,563	15,230	(654)	(3)	6,892	45
Common stockholders’ equity	24,011	24,167	23,117	22,212	22,462	(156)	(1)	1,549	7

Total liabilities and equity	$305,144	$317,593	$281,746	$283,676	$276,809	$(12,449)	(4)%	$28,335	10%

Average Balance Sheets, Yields & Rates — Reported Basis

	2004		2003			Change from
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1Q04		2Q03
						Amt	%	Amt	%
INCOME / EXPENSE ($ millions)
Assets
Short-term investments	$39	$40	$43	$41	$50	$(1)	(3)%	$(11)	(22)%
Trading assets (6)	62	95	107	100	87	(33)	(35)	(25)	(29)
Investment securities (6)
U.S. government and federal agency	473	455	393	366	336	18	4	137	41
States and political subdivisions	17	21	22	21	21	(4)	(19)	(4)	(19)
Other	565	557	538	466	444	8	1	121	27

Total investment securities	1,055	1,033	953	853	801	22	2	254	32
Interests in purchased receivables (1)	90	93	—	—	—	(3)	(3)	90	N/M
Loans (2) (6)	1,972	2,081	2,114	2,219	2,231	(109)	(5)	(259)	(12)

Total earning assets	$3,218	$3,342	$3,217	$3,213	$3,169	$(124)	(4)%	$49	2%

Liabilities
Deposits — interest-bearing (3)
Savings	$13	$13	$13	$19	$14	$—	0%	$(1)	(7)%
Money market	187	171	166	154	171	16	9	16	9
Time	210	227	231	251	274	(17)	(7)	(64)	(23)
Foreign offices (4)	54	61	59	59	65	(7)	(11)	(11)	(17)

Total deposits — interest-bearing	464	472	469	483	524	(8)	(2)	(60)	(11)
Federal funds purchased and securities sold
under repurchase agreements	38	53	66	70	73	(15)	(28)	(35)	(48)
Other short-term borrowings (1)	147	171	83	81	90	(24)	(14)	57	63
Long-term debt (5)	383	397	445	452	473	(14)	(4)	(90)	(19)

Total interest-bearing liabilities	$1,032	$1,093	$1,063	$1,086	$1,160	$(61)	(6)%	$(128)	(11)%

Interest income	$3,218	$3,342	$3,217	$3,213	$3,169	$(124)	(4)%	$49	2%
Interest expense	1,032	1,093	1,063	1,086	1,160	(61)	(6)	(128)	(11)

Net interest income	$2,186	$2,249	$2,154	$2,127	$2,009	$(63)	(3)%	$177	9%

Average Balance Sheets, Yields & Rates — Reported Basis

	2004		2003			Change from
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1Q04		2Q03
						Amt	%	Amt	%
YIELDS AND RATES
Assets
Short-term investments	1.31%	1.15%	1.05%	0.96%	1.13%	0.16%		0.18%
Trading assets (6)	4.00	3.75	3.50	3.40	3.42	0.25		0.58
Investment securities (6)
U.S. government and federal agency	5.77	4.88	4.35	3.93	4.04	0.89		1.73
States and political subdivisions	7.03	6.44	6.71	6.52	6.81	0.59		0.22
Other	4.72	4.92	5.52	5.52	5.54	(0.20)		(0.82)
Total investment securities	5.17	4.93	4.99	4.72	4.81	0.24		0.36
Interests in purchased receivables (1)	1.25	1.20	—	—	—	0.05		1.25
Loans (2)	5.79	6.04	6.00	6.11	6.19	(0.25)		(0.40)
Total earning assets	4.86	4.83	5.22	5.21	5.31	0.03		(0.45)

Liabilities
Deposits — interest-bearing (3)
Savings	0.47	0.49	0.49	0.72	0.55	(0.02)		(0.08)
Money market	1.03	0.99	0.98	0.94	1.09	0.04		(0.06)
Time	3.91	4.06	3.90	3.98	4.05	(0.15)		(0.14)
Foreign offices (4)	1.45	1.50	1.46	1.44	1.63	(0.05)		(0.18)
Total deposits — interest-bearing	1.55	1.60	1.59	1.65	1.81	(0.05)		(0.26)
Federal funds purchased and securities sold
under repurchase agreements	1.36	1.26	1.22	1.21	1.44	0.10		(0.08)
Other short-term borrowings (1)	1.52	1.55	3.01	2.87	2.69	(0.03)		(1.17)
Long-term debt (5)	3.50	3.45	3.98	3.96	4.21	0.05		(0.71)
Total interest-bearing liabilities	1.93	1.94	2.18	2.20	2.39	(0.01)		(0.46)

Interest income/earning assets	4.86	4.83	5.22	5.21	5.31	0.03		(0.45)
Interest expense/earning assets	1.56	1.58	1.72	1.76	1.94	(0.02)		(0.38)

Net interest margin	3.30%	3.25%	3.50%	3.45%	3.37%	0.05%		(0.07)%

NOTES:
(1)	Impacted by the adoption of FIN 46.

(2)	Nonperforming loans are included in average balances used to determine average rate.

(3)
On a consolidated basis, demand deposits are routinely swept into money market deposits. On a line of business basis, balances are presented without the impact of the sweeps. Certain prior data has been adjusted to conform with current period presentation.

(4)	Includes international banking facility deposit balances in domestic offices and balances of Edge Act and overseas offices.

(5)	Includes trust preferred capital securities.

(6)	Includes tax-equivalent adjustments based on federal income tax rate of 35%.

Average Balance Sheets, Yields & Rates — YTD — Reported Basis

	Six Months Ended June 30
	2004			2003
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
AVERAGE BALANCE SHEET ($ millions)
Assets
Short-term investments	$13,001	$79	1.22%	$17,723	$104	1.18%
Trading assets (1)	8,212	157	3.84	9,318	161	3.48
Investment securities (1)
U.S. government and federal agency	35,237	928	5.30	31,206	616	3.98
States and political subdivisions	1,142	38	6.69	1,203	41	6.87
Other	46,856	1,122	4.82	33,489	925	5.57

Total investment securities	83,235	2,088	5.04	65,898	1,582	4.84
Interests in purchased receivables	30,063	183	1.22	—	—	—
Loans (2)	137,792	4,053	5.92	145,522	4,546	6.30

Total earning assets	272,303	$6,560	4.84	238,461	$6,393	5.41

Allowance for loan losses	(3,352)			(3,979)
Other assets — nonearning	42,417			40,179

Total assets	$311,368			$274,661

Liabilities and Stockholders’ Equity
Deposits — interest-bearing (3)
Savings	$10,972	$26	0.48%	$9,963	$28	0.57%
Money market	71,054	358	1.01	60,409	345	1.15
Time	22,034	437	3.99	28,246	580	4.14
Foreign offices (4)	15,636	115	1.48	15,149	126	1.68

Total deposits — interest-bearing	119,696	936	1.57	113,767	1,079	1.91
Federal funds purchased and securities sold
under repurchase agreements	14,062	91	1.30	18,634	135	1.46
Other short-term borrowings	41,685	318	1.53	12,925	177	2.76
Long-term debt (5)	45,130	780	3.48	44,823	972	4.37

Total interest-bearing liabilities	220,573	$2,125	1.94	190,149	$2,363	2.51

Noninterest-bearing deposits	44,257			46,815
Other liabilities	22,449			15,156
Common stockholders’ equity	24,089			22,541

Total liabilities and equity	$311,368			$274,661

Interest income/earning assets		$6,560	4.84		$6,393	5.41
Interest expense/earning assets		2,125	1.56		2,363	2.00

Net interest margin		$4,435	3.28%		$4,030	3.41%

NOTES:
(1)	Includes tax-equivalent adjustments based on federal income tax rate of 35%.

(2)	Nonperforming loans are included in average balances used to determine average rate.

(3)
On a consolidated basis, demand deposits are routinely swept overnight into money market deposits. On a line of business basis, balances are presented without the impact of the sweeps. Certain prior period data has been adjusted to conform with current period presentation.

(4)	Includes international banking facility deposit balances in domestic offices and balances of Edge Act and overseas offices.

(5)	Includes trust preferred capital securities.

Average Balance Sheets, Yields & Rates — Managed Basis

	2004		2003			Change from
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1Q04		2Q03
						Amt	%	Amt	%
AVERAGE BALANCE SHEET ($ millions)
Assets
Short-term investments	$11,994	$14,008	$16,316	$17,029	$17,775	$(2,014)	(14)%	$(5,781)	(33)%
Trading assets	6,236	10,187	12,139	11,669	10,211	(3,951)	(39)	(3,975)	(39)
Investment securities U.S. government and federal agency	32,991	37,483	35,817	36,937	33,356	(4,492)	(12)	(365)	(1)
States and political subdivisions	972	1,311	1,300	1,278	1,237	(339)	(26)	(265)	(21)
Other	19,921	19,758	15,604	12,268	9,420	163	1	10,501	N/M

Total investment securities	53,884	58,552	52,721	50,483	44,013	(4,668)	(8)	9,871	22
Interests in purchased receivables (1)	28,982	31,145	358	—	—	(2,163)	(7)	28,982	N/M
Managed loans (2)	200,069	200,933	200,815	202,020	203,580	(864)	—	(3,511)	(2)

Total managed earning assets	301,165	314,825	282,349	281,201	275,579	(13,660)	(4)	25,586	9
Allowance for loan losses	(3,258)	(3,446)	(3,676)	(4,012)	(3,999)	188	5	741	19
Other assets — nonearning	41,193	41,843	40,384	42,516	40,893	(650)	(2)	300	1

Managed total assets	$339,100	$353,222	$319,057	$319,705	$312,473	$(14,122)	(4)%	$26,627	9%

Liabilities and Stockholders’ Equity
Deposits — interest-bearing (3) Savings	$11,211	$10,732	$10,483	$10,453	$10,260	$479	4%	$951	9%
Money market	72,689	69,419	66,925	64,728	62,881	3,270	5	9,808	16
Time	21,602	22,467	23,471	25,014	27,104	(865)	(4)	(5,502)	(20)
Foreign offices (4)	14,947	16,328	16,085	16,244	15,985	(1,381)	(8)	(1,038)	(6)

Total deposits — interest-bearing	120,449	118,946	116,964	116,439	116,230	1,503	1	4,219	4
Federal funds purchased and securities sold under repurchase agreements	11,209	16,914	21,491	23,003	20,383	(5,705)	(34)	(9,174)	(45)
Managed other short-term borrowings (1)	72,873	80,083	48,246	47,245	49,077	(7,210)	(9)	23,796	48
Long-term debt (5)	43,975	46,285	44,313	45,248	45,014	(2,310)	(5)	(1,039)	(2)

Total managed interest-bearing liabilities	248,506	262,228	231,014	231,935	230,704	(13,722)	(5)	17,802	8
Noninterest-bearing deposits	44,461	44,051	43,156	45,995	44,077	410	1	384	1
Other liabilities	22,122	22,776	21,770	19,563	15,230	(654)	(3)	6,892	45
Common stockholders’ equity	24,011	24,167	23,117	22,212	22,462	(156)	(1)	1,549	7

Total managed liabilities and equity	$339,100	$353,222	$319,057	$319,705	$312,473	$(14,122)	(4)%	$26,627	9%

Average Balance Sheets, Yields & Rates — Managed Basis

	2004		2003			Change from
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1Q04		2Q03
						Amt	%	Amt	%
INCOME / EXPENSE ($ millions)
Assets
Short-term investments	$39	$40	$43	$41	$50	$(1)	(3)%	$(11)	(22)%
Trading assets (6)	62	95	107	100	87	(33)	(35)	(25)	(29)
Investment securities (6)
U.S. government and federal agency	473	455	393	366	336	18	4	137	41
States and political subdivisions	17	21	22	21	21	(4)	(19)	(4)	(19)
Other	100	134	161	115	80	(34)	(25)	20	25

Total investment securities	590	610	576	502	437	(20)	(3)	153	35
Interests in purchased receivables (1)	90	93	—	—	—	(3)	(3)	90	N/M
Managed loans (2) (6)	3,863	3,932	3,933	3,920	3,916	(69)	(2)	(53)	(1)

Total managed earning assets	$4,644	$4,770	$4,659	$4,563	$4,490	$(126)	(3)%	$154	3%

Liabilities
Deposits — interest-bearing (3)
Savings	$13	$13	$13	$19	$14	$—	0%	$(1)	(7)%
Money market	187	171	166	154	171	16	9	16	9
Time	210	227	231	251	274	(17)	(7)	(64)	(23)
Foreign offices (4)	54	61	59	59	65	(7)	(11)	(11)	(17)

Total deposits — interest-bearing	464	472	469	483	524	(8)	(2)	(60)	(11)
Federal funds purchased and securities sold under repurchase agreements	38	53	66	70	73	(15)	(28)	(35)	(48)
Managed other short-term borrowings (1)	297	325	250	240	255	(28)	(9)	42	16
Long-term debt (5)	383	397	445	452	473	(14)	(4)	(90)	(19)

Total managed interest-bearing liabilities	$1,182	$1,247	$1,230	$1,245	$1,325	$(65)	(5)%	$(143)	(11)%

Managed interest income	$4,644	$4,770	$4,659	$4,563	$4,490	$(126)	(3)%	$154	3%
Managed interest expense	1,182	1,247	1,230	1,245	1,325	(65)	(5)	(143)	(11)

Managed net interest income	$3,462	$3,523	$3,429	$3,318	$3,165	$(61)	(2)%	$297	9%

Average Balance Sheets, Yields & Rates — Managed Basis

	2004		2003			Change from
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1Q04		2Q03
						Amt	%	Amt	%
YIELDS AND RATES
Assets
Short-term investments	1.31%	1.15%	1.05%	0.96%	1.13%	0.16%		0.18%
Trading assets (6)	4.00	3.75	3.50	3.40	3.42	0.25		0.58
Investment securities (6)
U.S. government and federal agency	5.77	4.88	4.35	3.93	4.04	0.89		1.73
States and political subdivisions	7.03	6.44	6.71	6.52	6.81	0.59		0.22
Other	2.02	2.73	4.09	3.72	3.41	(0.71)		(1.39)
Total investment securities	4.40	4.19	4.33	3.95	3.98	0.21		0.42
Interests in purchased receivables (1)	1.25	1.20	—	—	—	0.05		1.25
Managed loans (2)	7.77	7.87	7.77	7.70	7.72	(0.10)		0.05
Total managed earning assets	6.20	6.09	6.55	6.44	6.54	0.11		(0.34)

Liabilities
Deposits — interest-bearing (3)
Savings	0.47	0.49	0.49	0.72	0.55	(0.02)		(0.08)
Money market	1.03	0.99	0.98	0.94	1.09	0.04		(0.06)
Time	3.91	4.06	3.90	3.98	4.05	(0.15)		(0.14)
Foreign offices (4)	1.45	1.50	1.46	1.44	1.63	(0.05)		(0.18)
Total deposits — interest-bearing	1.55	1.60	1.59	1.65	1.81	(0.05)		(0.26)
Federal funds purchased and securities sold
under repurchase agreements	1.36	1.26	1.22	1.21	1.44	0.10		(0.08)
Managed other short-term borrowings (1)	1.64	1.63	2.06	2.02	2.08	0.01		(0.44)
Long-term debt (5)	3.50	3.45	3.98	3.96	4.21	0.05		(0.71)
Total managed interest-bearing liabilities	1.91	1.91	2.11	2.13	2.30	—		(0.39)

Managed interest income/managed earning assets	6.20	6.09	6.55	6.44	6.54	0.11		(0.34)
Managed interest expense/managed earning assets	1.58	1.59	1.73	1.76	1.93	(0.01)		(0.35)

Managed net interest margin	4.62%	4.50%	4.82%	4.68%	4.61%	0.12%		0.01%

NOTES:
(1)	Impacted by the adoption of FIN 46.

(2)	Nonperforming loans are included in average balances used to determine average rate.

(3)
On a consolidated basis, demand deposits are routinely swept into money market deposits. On a line of business basis, balances are presented without the impact of the sweeps. Certain prior data has been adjusted to conform with current period presentation.

(4)	Includes international banking facility deposit balances in domestic offices and balances of Edge Act and overseas offices.

(5)	Includes trust preferred capital securities.

(6)	Includes tax-equivalent adjustments based on federal income tax rate of 35%.

Average Balance Sheets, Yields & Rates — YTD — Managed Basis

	Six Months Ended June 30
	2004			2003
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
AVERAGE BALANCE SHEET ($ millions)
Assets
Short-term investments	$13,001	$79	1.22%	$17,723	$104	1.18%
Trading assets (1)	8,212	157	3.84	9,318	161	3.48
Investment securities (1)
U.S. government and federal agency	35,237	928	5.30	31,206	616	3.98
States and political subdivisions	1,142	38	6.69	1,203	41	6.87
Other	19,839	234	2.37	9,190	156	3.42

Total investment securities	56,218	1,200	4.29	41,599	813	3.94
Interests in purchased receivables	30,063	183	1.22	—	—	—
Loans (1) (2)	200,501	7,795	7.82	205,499	7,970	7.82

Total earning assets	307,995	$9,414	6.15	274,139	$9,048	6.66

Allowance for loan losses	(3,352)			(3,979)
Other assets — nonearning	41,518			39,617

Total assets	$346,161			$309,777

Liabilities and Stockholders’ Equity
Deposits — interest-bearing (3)
Savings	$10,972	$26	0.48%	$9,963	$28	0.57%
Money market	71,054	358	1.01	60,409	345	1.15
Time	22,034	437	3.99	28,246	580	4.14
Foreign offices (4)	15,636	115	1.48	15,149	126	1.68

Total deposits — interest-bearing	119,696	936	1.57	113,767	1,079	1.91
Federal funds purchased and securities sold under repurchase agreements	14,062	91	1.30	18,634	135	1.46
Other short-term borrowings	76,478	622	1.64	48,041	508	2.13
Long-term debt (5)	45,130	780	3.48	44,823	972	4.37

Total interest-bearing liabilities	255,366	$2,429	1.91	225,265	$2,694	2.41

Noninterest-bearing deposits	44,257			46,815
Other liabilities	22,449			15,156
Common stockholders’ equity	24,089			22,541

Total liabilities and equity	$346,161			$309,777

Interest income/earning assets		$9,414	6.15		$9,048	6.66
Interest expense/earning assets		2,429	1.59		2,694	1.99

Net interest margin		$6,985	4.56%		$6,354	4.67%

NOTES:

(1)	Includes tax-equivalent adjustments based on federal income tax rate of 35%.

(2)	Nonperforming loans are included in average balances used to determine average rate.

(3)
On a consolidated basis, demand deposits are routinely swept overnight into money market deposits. On a line of business basis, balances are presented without the impact of the sweeps. Certain prior period data has been adjusted to conform with current period presentation.

(4)	Includes international banking facility deposit balances in domestic offices and balances of Edge Act and overseas offices.

(5)	Includes trust preferred capital securities.

Definitions of Key Terms

GLOSSARY FOR SELECTED NONINTEREST INCOME CATEGORIES

Banking fees and commissions	Insurance fees, documentary fees, commitment fees, mutual fund commissions, leasing fees, safe deposit fees, official checks fees, ATM interchange and miscellaneous other fee revenue.

Credit card revenue	Related to Card Services, consumer and small business credit card fees; related to Retail, debit card fees; and related to Commercial, Commercial card fees.

Fiduciary and investment management fees	Asset management fees, personal trust fees and advisory fees.

Fully Taxable Equivalent (“FTE”)	Net interest income and tax expense in the income statement is grossed up for tax-exempt securities in order to present results on a basis comparable to taxable securities.

Investment security gains (losses)	Venture capital and investment securities (losses).

Other income (loss)	Net securitization gains (losses), net gains (losses) on Corporation transactions and/or asset sales/dispositions.

Service charges on deposits	Deficient balance fees, non-sufficient funds/overdraft fees and other service related fees.

Trading	Realized and unrealized mark-to-market changes from trading assets, derivative financial instruments and foreign exchange products.